As filed with the Securities and Exchange Commission on September 18, 1998
                                    Securities Act Registration No. 33-
                                    Investment Company Act File No. 811-

===========================================================================
                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM N-2

|X|  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
( )  Pre-Effective Amendment No.
( )  Post-Effective Amendment No.

                                    and

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
( )  Amendment No.__

                           THE 1998-1 TEES TRUST
             (Exact name of Registrant as specified in charter)
                          c/o Puglisi & Associates
                       850 Library Avenue, Suite 204
                           Newark, Delaware 19715
                  (Address of principal executive offices)

                               (302) 738-6680
            (Registrant's Telephone Number, including Area Code)

                             Donald J. Puglisi
                            Puglisi & Associates
                       850 Library Avenue, Suite 204
                           Newark, Delaware 19715
                  (Name and address of Agent for Service)
                              with a copy to:
                            John W. Osborn, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                              919 Third Avenue
                          New York, New York 10022

                   --------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement. If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . . . . . . . . . (  )
( ) This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 33-__________.

                   --------------------------------------


      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================================
                                           Proposed
                                           Maximum     Proposed Maximum
                              Amount       Offering       Aggregate        Amount of
Title of Securities           Being       Price Per        Offering      Registration
Being Registered            Registered     Share(1)         Price            Fee
----------------------------------------------------------------------------------------

Trust Equity Enhanced        400,000        $25.00       $10,000,000        $2,950
Securities, no par value
========================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c).


   The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with
Section 8 (a) of the Securities Act of 1933 or until the Registration
Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.



                            THE 1998-1 TEES TRUST
                            CROSS REFERENCE SHEET

(Pursuant to Rule 404(c) under the Securities Act of 1933)

Parts A & B of Prospectus*

Item  1.Outside Front Cover..................   Front Cover Page
Item  2.Inside Front and Outside Back Cover
        Page.................................   Front Cover Page; Inside
                                                Front Cover Page;
                                                Outside Back Cover Page
Item  3.Fee Table and Synopsis...............   Prospectus Summary; Fee Table
Item  4.Financial Highlights.................   Not Applicable
Item  5.Plan of Distribution.................   Front Cover Page; Prospectus
                                                Summary; Underwriting
Item  6.Selling Shareholders.................   Not Applicable
Item  7.Use of Proceeds......................   Use of Proceeds; Investment
                                                Objective and Policies
Item  8.General Description of the Registrant.  Front Cover Page; Prospectus
                                                Summary; The Trust; Investment
                                                Objective and Policies;
                                                Risk Factors
Item  9.Management...........................   Management and Administration
                                                of the Trust
Item 10.Capital Stock, Long-Term Debt,
        and Other Securities.................   Description of the Securities
Item 11.Defaults and Arrears on Senior
        Securities...........................   Not Applicable
Item 12.Legal Proceedings....................   Not Applicable
Item 13.Table of Contents of the Statement
        of Additional Information............   Not Applicable
Item 14.Cover Page...........................   Not Applicable
Item 15.Table of Contents....................   Not Applicable
Item 16.General Information and History......   The Trust
Item 17.Investment Objective
        and Policies.........................   Investment Objective and
                                                Policies
Item 18.Management...........................   Management and Administration
                                                of the Trust
Item 19.Control Persons and Principal
        Holders of Securities................   Management and Administration
                                                of the Trust
Item 20.Investment Advisory
         and Other Services..................   Management and Administration
                                                of the Trust
Item 21.Brokerage Allocation and
         Other Practices.....................   Investment Objective and
                                                Policies
Item 22.Tax Status...........................   Certain Federal Income Tax
                                                Considerations
Item 23.Financial Statements.................   Statement of Assets and
                                                Liabilities


* Pursuant to the General Instructions of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.



[FLAG]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


PROSPECTUS          SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 1998
                                  TEES(SM)
                           THE 1998-1 TEES TRUST
               (EXCHANGEABLE FOR SHARES OF COMMON STOCK OF     )

                              ---------------


            Each of the Trust Equity Enhanced Securities(sm) (the "TEES")
of the 1998-1 TEES Trust (the "Trust") offered hereby represents a proportionate share of beneficial ownership interest in the assets of the
Trust, which entitles the holder to receive a cash distribution at the rate
of    % of $25 (the "Stated Amount") per annum and will be exchanged upon
conclusion of the term of the Trust on               , 2000 (the "Exchange
Date") for a number of shares of common stock, par value $          per share
(the "Company Common Stock"), of           (the "Company") determined as
provided herein. The cash distribution on the TEES is payable quarterly on
each February 15, May 15, August 15 and November 15, commencing         , 1998.

            The Trust is a newly created Delaware business trust
established to purchase and hold (i) a forward purchase contract (the
"Contract") with an existing stockholder of the Company (the "Contracting
Party") relating to shares of Company Common Stock and (ii) a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities")
maturing on a quarterly basis through the Exchange Date. The portion of the
Contract corresponding to one TEES will represent the equivalent of an investment by the Holder in the Company Common Stock on the Closing Date of
$25, with the number of shares being determined by reference to the Share
Acquisition Price; except that (i) the Holder will have no right to receive any dividends on such shares prior to the Exchange Date, and (ii) the actual number of such shares to be delivered by the Contracting Party to the Holder on the Exchange Date will be limited to the Exchange Amount, which as described below may be a lower number than the number of such shares which could have been purchased for $25 on the Closing Date as described above. The Trust's investment objective is (i) to distribute cash
to Holders on a quarterly basis at the rate of    % of the Stated Amount per
annum and (ii) on the Exchange Date, to exchange each TEES for a number of shares of the Company Common Stock (the "Exchange Amount") determined in accordance with the following formula (the "Exchange Amount Formula"), subject to certain adjustments: (a) if the Exchange Value is greater than or equal to the Maximum Appreciation Value, a number of shares of the
Company Common Stock per TEES equal to the Maximum Appreciation Value divided by the Exchange Price and (b) if the Exchange Value is less than the Maximum Appreciation Value, the Exchange Amount will equal the Initial
Share Ratio. The "Exchange Value" per TEES will equal the product of the
Initial Share Ratio multiplied by the Exchange Price. The "Maximum
Appreciation Value" for each TEES will equal the product of $      , (the "Cap
Price") multiplied by the Initial Share Ratio. The "Exchange Price" means the average Closing Price per share of the Company Common Stock for the 20
Trading Days immediately prior to, but not including, the fourth Trading
Day preceding the Exchange Date. The "Initial Share Ratio" will be calculated by dividing the Stated Amount by the Share Acquisition Price,
subject to certain adjustments and will initially be       . Holders of the
TEES (the "Holders") otherwise entitled to receive fractional shares of Common
Stock in respect of their aggregate holdings of TEES will receive cash in lieu thereof. AS DESCRIBED HEREIN, THE EXCHANGE PRICE WILL REPRESENT A
DETERMINATION OF THE VALUE OF A SHARE OF COMPANY COMMON STOCK DURING THE
PERIOD IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO
ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE TEES ON THE EXCHANGE
DATE WILL BE EQUAL TO OR GREATER THAN THE STATED AMOUNT. IF THE EXCHANGE
PRICE OF THE COMPANY COMMON STOCK IS LESS THAN THE SHARE ACQUISITION PRICE,
SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE STATED
AMOUNT, IN WHICH CASE AN INVESTMENT IN TEES WILL RESULT IN AN ECONOMIC LOSS
AS OF THE EXCHANGE DATE. See "Investment Objectives and Policies --
General" and "The Contract."

      SEE "RISK FACTORS," BEGINNING ON PAGE 22 OF THIS PROSPECTUS, FOR
       CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE TEES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                  COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                    THE CONTRARY IS A CRIMINAL OFFENSE.


=============================================================================
                             PRICE TO           SALES          PROCEEDS TO
                              PUBLIC        LOAD (1)(2)(3)      TRUST (4)
-----------------------------------------------------------------------------
Per TEES................      $25.00              $                 $
-----------------------------------------------------------------------------
Total...................   $10,000,000            $                 $
=============================================================================

(1) The Trust has agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(2) The Sponsor has agreed to advance certain expenses in connection with the offering as described under "Management Arrangements -- Estimated
     Expenses" and "Underwriting" and will be reimbursed by the Trust from the proceeds of the Offering.

(3)  Including a structuring fee of $              to be paid to the Sponsor

(4)  Expenses relating to the Offering and the administration of the Trust,
     to be paid by the Trust, are estimated to be approximately $     , of
     which some amounts will be advanced by the Sponsor and reimbursed by the Trust with the proceeds of the Offering.




            The TEES are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, and subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the TEES will be made through the facilities of
The Depository Trust Company on or about October    , 1998.

                         -----------------------------
                           SUTRO & CO. INCORPORATED


                         -----------------------------
               The date of this Prospectus is October   , 1998.

-------------
(sm)Service mark of Sutro & Co. Incorporated


            IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY ENGAGE
IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF
THE TEES OR THE COMPANY COMMON STOCK. SUCH TRANSACTIONS MAY INCLUDE
STABILIZING AND THE PURCHASE OF TEES TO COVER SYNDICATE SHORT POSITIONS.
FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".


(continued from cover page)

            Pursuant to the terms of the Contract, the Contracting Party is obligated to deliver to the Trust on the Exchange Date a number of shares of Company Common Stock equal to the number required by the Trust in order to exchange all of the TEES on the Business Day immediately preceded by the Exchange Date in accordance with the Exchange Rate Formula. See "Investment
Objective and Policies -- The Contract."

            In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, or upon the occurrence of certain defaults by the Contracting Party under the Contract or the collateral arrangements described herein, the Contracting Party's obligation under the Contract would be accelerated, the net assets of the Trust would be distributed pro rata to the Holders and the term of the Trust would expire. See "Investment Objective and Policies -- The
Contract-Reorganization Events Causing a Termination of the Trust" and
"Collateral Arrangements; Acceleration."

            Application will be made to list the TEES on the American Stock
Exchange ("AMEX"), subject to official notice of issuance under the symbol
"   ". Prior to the Offering there has been no public market for the TEES.
The Trust will be a registered closed-end investment company, and shares of closed-end investment companies have in the past traded at a discount from their net asset values and initial public offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering.

            The TEES are designed to provide investors with a current cash distribution (the Company Common Stock does not currently pay a cash dividend). However, Holders will not be entitled to any cash dividends that may be declared on the Company Common Stock and there can be no assurance that the distribution yield on the TEES will be higher than the dividend yield on the Company Common Stock over the term of the Trust. The TEES are also designed to provide the opportunity for investors to share in the appreciation, if any, of the value of the Company Common Stock above $
(the "Share Acquisition Price"), which amount is equal to the last reported
sale price of the Company Common Stock on the           of         , 1998.
However, the opportunity for equity appreciation afforded by an investment in the TEES is less than that afforded by a direct investment in the Company
Common Stock because the value of the Company Common Stock receivable by a
Holder upon exchange on the Exchange Date will not exceed the Maximum
Appreciation Value, which represents an appreciation of    % over the Stated
Amount. ALTHOUGH HOLDERS OF TEES WILL REALIZE THE ENTIRE DECLINE IN VALUE IF
THE EXCHANGE PRICE IS LESS THAN THE SHARE ACQUISITION PRICE, SUCH DECLINE
WILL BE OFFSET BY ANY CASH DISTRIBUTIONS RECEIVED ON THE TEES; PROVIDED,
HOWEVER, THAT THE AMOUNT OF SUCH OFFSET WILL BE REDUCED TO THE EXTENT THAT
THE COMPANY PAYS ANY DIVIDENDS ON THE COMPANY COMMON STOCK DURING THE TERM
OF THE TRUST. ALTHOUGH THE COMPANY DOES NOT CURRENTLY PAY ANY DIVIDENDS,
THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL NOT PAY DIVIDENDS ON THE
COMPANY COMMON STOCK IN THE FUTURE.


            The TEES may be a suitable investment for investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury Securities held by the Trust.

            The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S.
Treasury Securities may not be disposed of (other than by distributions to the Holders) prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the market price of the Company Common Stock or adverse changes in the financial condition of the Company. The Trust will not be managed like a typical closed-end investment company. The Trust will be treated as a grantor trust for United States federal income tax purposes and each Holder will be treated as the owner of its pro rata portion of the Contract and the U.S. Treasury Securities held by the Trust. For a discussion of certain
United States federal income tax considerations for Holders, see "Certain
United States Federal Income Tax Consequences."

            This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing and should be read and retained for future reference. A listing of the pages on which definitions of capitalized terms used in this Prospectus are defined is set forth in the "Index of Terms for Prospectus" herein.


                              PROSPECTUS SUMMARY

            The following summary should be read in conjunction with the more detailed information appearing elsewhere in this Prospectus.

THE TRUST

            The 1998-1 TEES Trust (the "Trust") is a newly created Delaware business trust that will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire
on or shortly after       , 2000 (the "Exchange Date"), except that the Trust
may be dissolved prior to such date under certain limited circumstances. The
Trust will be treated as a grantor trust for United States federal income tax purposes.

THE OFFERING

            The Trust is offering (the "Offering") 400,000 TEES, each representing a proportionate share of beneficial interest in the assets of the Trust, at an initial public offering price of $25 per TEES.

THE COMPANY

            The Company Common Stock is listed on the        and, accordingly,
the Company is subject to the informational requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"). Any information included herein regarding the Company has been derived from information filed by the Company with the Securities and Exchange Commission (the
"Commission") and other publicly available information. The Company has not participated in the preparation of this Prospectus and no due diligence inquiry of the Company has been made by the Trust, the Sponsor, the
Underwriters, the Contracting Party or any other party in connection with the Offering.

            THE COMPANY IS NOT AFFILIATED WITH ANY OF THE TRUST, THE
SPONSOR, THE UNDERWRITERS, THE CONTRACTING PARTY OR ANY OTHER PARTY IN
CONNECTION WITH THE OFFERING, WILL NOT RECEIVE ANY OF THE PROCEEDS FROM THE
SALE OF THE TEES AND WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE TEES.
THERE CAN BE NO ASSURANCE THAT ALL EVENTS OCCURRING PRIOR TO THE DATE
HEREOF (INCLUDING EVENTS THAT WOULD AFFECT THE ACCURACY OR COMPLETENESS OF
SUCH PUBLICLY AVAILABLE INFORMATION ABOUT THE COMPANY) THAT WOULD AFFECT
THE TRADING PRICE OF THE COMMON STOCK HAVE BEEN PUBLICLY DISCLOSED. BECAUSE
THE ASSETS OF THE TRUST CONSIST, PARTLY, OF THE CONTRACT, SUCH EVENTS, IF
ANY, MAY ALSO AFFECT THE TRADING PRICE OF THE TEES.

            The Commission maintains a Web Site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Company and the Trust, that file electronically with the Commission.

INVESTMENT OBJECTIVE AND POLICIES

            The portion of the Contract corresponding to one TEES will represent the equivalent of an investment by the Holder in the Company
Common Stock on the Closing Date of $25, with the number of shares being determined by reference to the Share Acquisition Price; except that (i) the
Holder will have no right to receive any dividends on such shares prior to the Exchange Date, and; (ii) the actual number of such shares to be delivered by the Contracting Party to the Holder on the Exchange Date will be limited to the Exchange Amount, which as described below may be a lower number than the number of such shares which could have been purchased for
$25 on the Closing Date as described above. The Trust's investment objective is: (i) to distribute cash to Holders on a quarterly basis at the
rate of    % of the Stated Amount per annum (see "Distributions" below) (which quarterly distributions will equal the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust)
and, (ii) on the Exchange Date, to exchange each TEES for a number of shares (such number of shares being hereinafter referred to as the
"Exchange Amount") of the Company Common Stock determined in accordance with the following formula (the "Exchange Amount Formula"), subject to certain adjustments: (a) if the Exchange Value is greater than or equal to the Maximum Appreciation Value, a number of shares of the Company Common
Stock per TEES having a value equal to the Maximum Appreciation Value divided by the Exchange Price and (b) if the Exchange Value is less than the Maximum Appreciation Value, a number of shares of the Company Common
Stock per TEES equal to the Initial Share Ratio. The "Exchange Value" per
TEES will equal the product of the Initial Share Ratio multiplied by the
Exchange Price. The "Exchange Price" means the average Closing Price per share of the Company Common Stock for the 20 Trading Days immediately prior to, but not including, the fourth Trading Day preceding the Exchange Date.
The Maximum Appreciation Value for each TEES will equal the product of the
Cap Price multiplied by the Initial Share Ratio (subject to certain
adjustments), which represents an appreciation of     % above the Stated
Amount. The "Initial Share Ratio" (which is calculated by dividing the
Stated Amount by the Share Acquisition Price) is        , subject to certain
adjustments. Holders otherwise entitled to receive on the Exchange Date fractional shares in respect of their aggregate holdings of TEES will receive cash in lieu thereof. See "Investment Objective and Policies --
General," "The Contract -- Dilution Adjustments," and "-- Fractional Shares
and Units."

            Holders of record as of each February 1, May 1, August 1 and
November 1, respectively will receive cash distributions at the rate of     %
of the Stated Amount per annum. The first distribution (in respect of the
period from             , 1998 until            , 1998) will be payable on
              , 1998 to Holders of record as of               , 1998. See
"Investment Objective and Policies -- Trust Assets."

            The number of shares of the Company Common Stock distributable to Holders on the Exchange Date, as determined pursuant to the Exchange
Amount Formula, will be subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Company Common Stock. In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, or upon the occurrence of certain defaults by the Contracting Party under the Contract or the collateral arrangements described herein, the Contracting Party's obligation under the Contract would be accelerated, the net assets of the Trust would be distributed pro rata to Holders and the term of the Trust would expire. See "Investment Objective and Policies --
The Contract -- Dilution Adjustments," "Collateral Arrangements;
Acceleration," and "-- Reorganization Events Causing a Termination of the
Trust."

TRUST ASSETS

            The Trust's assets (the "Trust Assets") will consist of: (i)
the Contract with the Contracting Party relating to shares of the Company
Common Stock, comprising approximately     % of the initial assets of the
Trust, and (ii) a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the TEES, comprising
approximately    % of the initial assets of the Trust.

            Pursuant to the terms of the Contract, the Contracting Party is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date a number of shares of the Company Common Stock equal to the number required by the Trust in order to exchange all of the TEES on the Exchange Date in accordance with the Exchange Amount Formula. See
"Investment Objective and Policies -- The Contract."

            The purchase price under the Contract is equal to $        in the
aggregate and is payable to the Contracting Party by the Trust on or about
          , 1998. No other consideration is payable by the Trust to the
Contracting Party in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Party. See "Investment
Objective and Policies -- The Contract."

            The obligations of the Contracting Party under the Contract will be secured by a pledge of the maximum number of shares of the Company
Common Stock deliverable by the Contracting Party pursuant to the Contract
(subject to adjustment in accordance with the adjustment provisions of the Contract, as described herein) or, at the election of the Contracting
Party, by substitute collateral consisting of short-term, direct obligations of the U.S. Government; provided, however, that notwithstanding such substitution, the obligation of the Contracting Party under the Contract will be to deliver the appropriate number of shares of Company
Common Stock to the Trust. See "Investment Objective and Policies -- The
Contract -- Collateral Arrangement; Acceleration."

RELATIONSHIP TO COMPANY COMMON STOCK

            Holders will receive cash distributions at the rate of % of the Stated Amount per annum. Currently, there is no cash dividend on the Company Common Stock. However, there can be no assurance that the distribution yield on the TEES will be higher than the dividend yield on the Company Common Stock over the term of the Trust. Holders will not be entitled to receive any future cash dividends on the Company Common Stock unless and until such time, if any, as the Trust shall have delivered
Company Common Stock upon exchange on the Exchange Date, or upon early dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors -- No Stockholder Rights."

            The opportunity for equity appreciation afforded by an
investment in the TEES is less than that afforded by a direct investment in the Company Common Stock because the value of the Company Common Stock receivable by a Holder upon exchange on the Exchange Date will not exceed
the Maximum Appreciation Value, which represents an appreciation of    % over
the Stated Amount. ALTHOUGH HOLDERS WILL REALIZE THE ENTIRE DECLINE IN
VALUE IF THE EXCHANGE PRICE IS LESS THAN THE SHARE ACQUISITION PRICE, SUCH
DECLINE WILL BE OFFSET BY ANY CASH DISTRIBUTIONS RECEIVED ON THE TEES;
PROVIDED, HOWEVER, THAT THE AMOUNT OF SUCH OFFSET WILL BE REDUCED TO THE
EXTENT THAT THE COMPANY PAYS DIVIDENDS ON THE COMPANY COMMON STOCK DURING
THE TERM OF THE TRUST. ALTHOUGH THE COMPANY DOES NOT CURRENTLY PAY ANY
DIVIDENDS, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL NOT PAY
DIVIDENDS ON THE COMPANY COMMON STOCK IN THE FUTURE. See "Risk Factors
--Limitations on Opportunity for Equity Appreciation; Potential Losses."

DILUTION

            The number of shares of the Company Common Stock that Holders are entitled to receive upon exchange on the Exchange Date or upon early dissolution of the Trust will not be adjusted for certain events, such as offerings of the Company Common Stock by the Company for cash or in connection with acquisitions. The Company is not restricted in connection with the TEES from issuing additional shares of the Company Common Stock during the term of the Trust. In addition, stockholders of the Company
(including the Contracting Party) are not precluded from selling shares of the Company Common Stock, either pursuant to Rule 144 under the Securities
Act of 1933, as amended (the "Securities Act"), or by causing the Company to register such shares. None of the Company, the Contracting Party or any stockholder of the Company has any obligation to consider the interests of Holders for any reason. Additional issuances or sales may materially and adversely affect the price of the Company Common Stock and, because of the relationship of the number of shares of the Company Common Stock to be received on the Exchange Date to the price of the Company Common Stock, such other events may materially and adversely affect the trading price of the TEES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that stockholders will not sell any of, the Company Common Stock in the future, or as to the amount of any such offerings or sales. See "Risk Factors --
Dilution Adjustments."

TERM OF THE TRUST

            The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. On or shortly after the Exchange Date, (i) the shares of the Company Common Stock to be exchanged for the TEES and (ii) any other remaining Trust assets, net of any remaining Trust expenses or liabilities if any, will be distributed pro rata to Holders. In the event that a Reorganization Event shall have occurred with respect to the Contracting Party under the Contract or the collateral arrangements described herein, the Contracting Party's obligation under the Contract would accelerate, the net assets of the Trust would be distributed pro rata to the Holders and the term of the Trust would expire. See "Investment Objective and Policies -- The Contract," "--
Trust Dissolution" and "Risk Factors -- Limited Term."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            The Trust will be classified as a grantor trust for United
States federal income tax purposes and accordingly, each Holder will be treated, for United States federal income tax purposes, as the owner of its pro rata portion of the U.S. Treasury Securities and the Contract. Each
Holder will be required to include in its gross income for United States federal income tax purposes its allocable share of the income of the Trust.
The U.S. Treasury Securities held by the Trust will be treated for United
States federal income tax purposes as having original issue discount
("OID") which will accrue over the term of the U.S. Treasury Securities and each Holder must recognize its pro rata portion of such OID as income regardless of the method of accounting used by the Holder. It is anticipated that a portion of each quarterly cash distribution to the Holders will be treated as a return of the Holders' investment in the U.S.
Treasury Securities, and therefore will not be considered current income to Holders for United States federal income tax purposes. A Holder generally should not realize any taxable gain or loss upon the receipt of Company
Common Stock pursuant to the Contract and each Holder's tax basis in its Company Common Stock distributed on the Exchange Date should equal its tax basis in its pro rata portion of the Contract. Holders should be aware that there are alternative characterizations of the assets of the Trust which could require Holders to include more interest in income than they would include in income under the example set forth above. See "Certain United
States Federal Income Tax Consequences."

MANAGEMENT ARRANGEMENTS

            The Trust will be internally managed and will not have an
investment advisor. The Trust's portfolio will not be actively managed. The administration of the Trust will be overseen by the Trustees. The day-to-day administration of the Trust will be carried out by
(or its successor) as trust administrator (the "Administrator").
                    (or its successor) will also act as custodian for the
Trust's assets (the "Custodian") and as paying agent, transfer agent and registrar (the "Paying Agent") with respect to the TEES. Except as aforesaid,
and except for             role as collateral Agent under the Trust's
Collateral Agreement (see "Investment Objective and Policies - The Contract
Collateral Arrangements; Acceleration",                       has no
other affiliation with, and is not engaged in any other transaction with, the Trust. For their services, the Trust will pay each of the
Administrator, the Custodian and the Paying Agent at the closing of the
Offering a one-time, up-front amount in respect of their fees. See
"Management Arrangements" below.

RISK FACTORS

            The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S.
Treasury Securities may not be disposed of (other than by distribution to the Holders) prior to their respective maturities. The Trust will continue to hold the Contract despite any significant decline in the market price of the Company Common Stock or adverse changes in the financial condition of the Company.

            Although the TEES will provide investors with current cash distributions (the Company Common Stock does not currently pay cash distributions), there is no assurance that the distribution yield on the
TEES will be higher than the dividend yield on the Company Common Stock over the term of the Trust. The opportunity for equity appreciation afforded by an investment in the TEES is less than that afforded by a direct investment in the Company Common Stock. The Exchange Value of the
Company Common Stock receivable by a Holder upon exchange on the Exchange
Date will not exceed the Maximum Appreciation Value, which represents an
appreciation of    % over the Stated Amount. ALTHOUGH HOLDERS WILL REALIZE
THE ENTIRE DECLINE IN VALUE IF THE EXCHANGE PRICE IS LESS THAN THE SHARE
ACQUISITION PRICE, SUCH DECLINE WILL BE OFFSET BY ANY CASH DISTRIBUTIONS
RECEIVED ON THE TEES ; PROVIDED, HOWEVER, THAT THE AMOUNT OF SUCH OFFSET
WILL BE REDUCED TO THE EXTENT THAT THE COMPANY PAYS DIVIDENDS ON THE
COMPANY COMMON STOCK DURING THE TERM OF THE TRUST. ALTHOUGH THE COMPANY
DOES NOT CURRENTLY PAY ANY DIVIDENDS, THERE CAN BE NO ASSURANCE THAT THE
COMPANY WILL NOT PAY DIVIDENDS ON THE COMPANY COMMON STOCK IN THE FUTURE.
AS DESCRIBED HEREIN, THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF
THE VALUE OF A SHARE OF THE COMPANY COMMON STOCK DURING THE PERIOD
IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO
ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE TEES ON THE EXCHANGE
DATE WILL BE EQUAL TO OR GREATER THAN THE STATED AMOUNT. IF THE EXCHANGE
PRICE OF THE COMPANY COMMON STOCK IS LESS THAN THE SHARE ACQUISITION PRICE,
SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE STATED
AMOUNT, IN WHICH CASE AN INVESTMENT IN TEES WILL RESULT IN AN ECONOMIC LOSS
AS OF THE EXCHANGE DATE.

            The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the Contract and the U.S. Treasury
Securities, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

            The trading prices of the TEES in the secondary market may be affected by the trading prices of the Company Common Stock in the secondary market and by economic, financial and other factors and market conditions.
It is impossible to predict whether the price of the Company Common Stock will rise or fall. Trading prices of the Company Common Stock may be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

            Holders will not be entitled to any rights with respect to the Company Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Trust shall have delivered shares of Company Common Stock upon exchange on the Exchange Date or upon early dissolution of the Trust, and unless the applicable record date, if any, for exercise of such rights occurs after such delivery.

            The bankruptcy of the Contracting Party could adversely affect the time of exchange or, as a result, the amount received by the Holders.
See "Risk Factors -- Risk Relating to Bankruptcy."

LISTING

            Application will be made to list the TEES on the AMEX, subject to official notice of issuance.


                                 FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load (as a percentage of offering price)...            %(a)

   Automatic Dividend Reinvestment Plan Fees................  Not Applicable
Annual Expenses (as a percentage of net assets)
   Management Fees(b).......................................              %
   Other Expenses(c)........................................              %
                                                              ------------

   Total Annual Expenses(c).................................              %
                                                              ============


EXAMPLE                                                    1 YEAR    2 YEARS
-------                                                    ------    -------

An investor would pay the following expenses on a
   $1,000 investment, including the maximum sales
   load of $     and assuming no annual expenses.....     $          $


-------------

(a) See the cover page of this Prospectus and "Underwriting."
(b) See "Management Arrangements." The Trust will be internally managed;
    consequently there will be no separate investment advisory fee paid
    by the Trust.                          will act as the administrator
    of the Trust.
(c) The organization costs of the Trust in the amount of $      , fees
    payable to the Administrator, the Custodian and the Paying Agent for
    their services in the amount of $        and approximately $        in
    respect of costs associated with the initial registration and offering of the TEES will be advanced by the Sponsor, who will be reimbursed by the Trust.  Anticipated ongoing expenses over the term of the Trust,
    estimated to be approximately $        , will be paid by the Sponsor.
    See "Management Arrangements-- Estimated Expenses."


            The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL
EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED
FOR PURPOSES OF THE EXAMPLE.

                                   THE TRUST

            The 1998-1 TEES Trust is a newly created Delaware business trust and will be registered as a closed-end management investment company under the Investment Company Act. The Trust was created on August 26, 1998 pursuant to a Certificate of Trust of the Trust, dated as of August 26,
1998, as filed in the office of the Secretary of State of the State of
Delaware on August 26, 1998, and the Trust Agreement, dated as of       , 1998
(as amended and restated as of     , 1998, the "Trust Agreement"). The term of
the Trust will expire on or shortly after    , 2000, except that the Trust may
be dissolved prior to such date under certain limited circumstances. The
Trust will be treated as a grantor trust for United States federal income tax purposes. The Trust's principal office is located at Puglisi &
Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, and its
telephone number is (302) 738-6680.

                                USE OF PROCEEDS

            The net proceeds of the Offering will be approximately after payment of the sales load. At the time of the closing of the Offering, or shortly thereafter, the net proceeds of the Offering will be used to pay the purchase price under the Contract to the Contracting Party, to purchase a fixed portfolio comprised of a series of zero-coupon U.S.
Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the TEES and to pay expenses of the Trust as set forth in "Management
Arrangments -- Estimated Expenses".

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

            The Trust will purchase and hold (i) the Contract with the Contracting Party relating to shares of the Company Common Stock and (ii) a series of zero-coupon U.S. Treasury Securities maturing on a quarterly basis through the Exchange Date. The portion of the Contract corresponding to one TEES will represent the equivalent of an investment by the Holder in the Company Common Stock on the Closing Date of $25, with the number of shares being determined by reference to the Share Acquisition Price; except that (i) the Holder will have no right to receive any dividends on such shares prior to the Exchange Date, and; (ii) the actual number of such shares to be delivered by the Contracting Party to the Holder on the Exchange Date will be limited to the Exchange Amount, which as described below may be a lower number than the number of such shares which could have been purchased for $25 on the Closing Date as described above. The Trust's investment objective is to distribute cash to Holders on a quarterly basis at the rate of % of the Stated Amount per annum (which quarterly distributions will equal the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, to exchange each TEES for a number of shares (such number of shares being hereinafter referred to as the "Exchange Amount") of the Company Common Stock determined in accordance with the following
Exchange Amount Formula, subject to certain adjustments: (a) if the Exchange Value is greater than or equal to the Maximum Appreciation Value, a number of shares of the Company Common Stock per TEES equal to the Maximum Appreciation Value divided by the Exchange Price and (b) if the Exchange Value is less than the Maximum Appreciation Value, a number of shares of the Company Common Stock per TEES equal to the Initial Share
Ratio. THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF THE VALUE OF A
SHARE OF COMPANY COMMON STOCK DURING THE PERIOD IMMEDIATELY PRIOR TO THE
EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT
RECEIVABLE BY HOLDERS ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN
THE STATED AMOUNT OF THE TEES. IF THE EXCHANGE PRICE OF THE COMPANY COMMON
STOCK IS LESS THAN THE SHARE ACQUISITION PRICE, SUCH AMOUNT RECEIVABLE ON
THE EXCHANGE DATE WILL BE LESS THAN THE STATED AMOUNT, IN WHICH CASE AN
INVESTMENT IN TEES WILL RESULT IN AN ECONOMIC LOSS AS OF THE EXCHANGE DATE.
Holders otherwise entitled to receive fractional shares of the Company
Common Stock in respect of their aggregate holdings of TEES will receive cash in lieu thereof. See "Fractional Shares and Units."

            The "Exchange Price" means the average Closing Price per share of the Company Common Stock for the 20 Trading Days immediately prior to, but not including, the fourth Trading Day preceding the Exchange Date. The
"Closing Price" of any security on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the on such date or, if such security is not listed for trading on the on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, or, if such security is not so listed on a United States national or regional securities exchange, as reported by National Association of Securities Dealers, Inc. Automated Quotation System
("NASDAQ"), or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such security on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by Administrator. In the event that the Exchange Amount
Formula is adjusted as described under "Dilution Adjustments" below, each of the Closing Prices used in determining the Exchange Price will be similarly adjusted to derive, for purposes of determining which of clauses
(a) or (b) of the Exchange Amount Formula will apply on the Exchange Date, an Exchange Price stated on a basis comparable to the Maximum Appreciation
Value. A "Trading Day" is defined as a day on which the security for which the Closing Price is being determined (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. The term "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE, AMEX, NASDAQ, or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

            Pursuant to the terms of the Contract, the Contracting Party is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number of shares of Company Common Stock equal to the product of the Exchange Amount and the aggregate number of TEES then outstanding.

            The Trust has adopted a fundamental policy as required by the Trust Agreement to invest at least % of its portfolio in the Contract. The
Contract will comprise approximately % of the Trust's initial assets. The
Trust has also adopted a fundamental policy that the Contract may not be disposed of during term of the Trust and that the U.S. Treasury Securities may not be disposed of (other than by distribution to the Holders) prior to their respective maturities. The foregoing fundamental policies of the Trust may not be changed without the vote of 100% in interest of the Holders.

TRUST ASSETS

            The Trust's assets (the "Trust Assets") will consist of: (i)
the Contract and (ii) the U.S. Treasury Securities. The Trust may also make certain temporary investments. See "-- Temporary Investments." For illustrative purposes only, the following table shows the number of shares of the Company Common Stock that a Holder would receive for each TEES on the Exchange Date at various hypothetical Exchange Prices, given the
Maximum Appreciation Value of $     . In addition, the table assumes that
there will be no dilution adjustments to the Exchange Amount Formula as described below under "The Contract -- Dilution Adjustments." There can be no
assurance that the Exchange Price will be within the range set forth below.
A Holder would receive on the Exchange Date the following number of shares of the Company Common Stock per TEES:


          EXCHANGE PRICE OF                       NUMBER OF SHARES OF
             COMMON STOCK                            COMMON STOCK
--------------------------------------   -------------------------------------

               $




            The following table sets forth information regarding the distributions to be received by Holders on the maturity of the U.S.
Treasury Securities, the portion of each year's distributions that will constitute a return of capital for United States federal income tax purposes and the amount of OID accruing on the U.S. Treasury Securities, assuming a yield-to-maturity accrual election with respect to any short-term U.S. Treasury Securities (i.e., any U.S. Treasury Security with a maturity date of one year or less from the date of its issue), to a U.S.
Holder who acquires its TEES at the Stated Amount from an Underwriter pursuant to the Offering. A U.S. Holder using the cash method of tax accounting, however, will not be required to accrue OID with respect to any short-term U.S. Treasury Securities. See "Certain United States Federal
Income Tax Consequences."


                               ANNUAL GROSS                        ANNUAL
              ANNUAL GROSS    DISTRIBUTIONS                     INCLUSION OF
             DISTRIBUTIONS         FROM                        ORIGINAL ISSUE
               FROM U.S.      U.S. TREASURY   ANNUAL RETURN     DISCOUNT IN
                TREASURY        SECURITIES      OF CAPITAL         INCOME
               SECURITIES        PER TEES        PER TEES       PER TEES (1)
            ---------------- -------------------------------- ----------------

1998....... $                $               $                $
1999.......
2000.......

(1) Assumes a yield-to-maturity accrual election by the Holder, as described above.


            The anticipated annual distribution of $    per TEES is payable
quarterly on each February 15, May 15, August 15 and November 15,
commencing    , 1998. Quarterly distributions on the TEES will consist solely of the cash received from the proceeds of the maturing U.S. Treasury
Securities held by the Trust . Neither the Trust nor any Holder will be entitled to any future dividends that my be declared on the Company Common
Stock during the life of the Trust. See "Dividends and Distributions."


ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN THE COMPANY
COMMON STOCK; LIMITED DEPRECIATION PROTECTION

            The TEES will provide investors with a current cash distribution on the TEES (the Company Common Stock does not currently pay a cash dividend). However, there is no assurance that the distribution yield on the TEES will be higher than the dividend yield on the Company Common
Stock over the term of the Trust. The opportunity for equity appreciation afforded by an investment in the TEES is less than that afforded by a direct investment in the Company Common Stock. The value of the Company
Common Stock receivable by a Holder upon exchange on the Exchange Date will not exceed the Maximum Appreciation Value, which represents an appreciation of % over the Stated Amount. ALTHOUGH HOLDERS WILL REALIZE THE ENTIRE
DECLINE IN VALUE IF THE EXCHANGE PRICE IS LESS THAN THE SHARE ACQUISITION
PRICE, SUCH DECLINE WILL BE OFFSET BY ANY CASH DISTRIBUTIONS RECEIVED ON
THE TEES ; PROVIDED, HOWEVER, THAT THE AMOUNT OF SUCH OFFSET WILL BE
REDUCED TO THE EXTENT THAT THE COMPANY PAYS DIVIDENDS ON THE COMPANY COMMON
STOCK DURING THE TERM OF THE TRUST. ALTHOUGH THE COMPANY DOES NOT CURRENTLY
PAY ANY DIVIDENDS, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL NOT PAY
DIVIDENDS ON THE COMPANY COMMON STOCK IN THE FUTURE.

            For illustrative purposes only, the following table demonstrates the comparative rates of return on TEES and the Company Common
Stock for various given Exchange Prices. The hypothetical appreciation levels, Exchange Prices, Exchange Values and rates of return are for illustration only. The rate of return represents the cash returns arising from a Holder's investment in a TEES, adjusted for the time value of money.
This rate of return is equal to a percentage rate that, when applied to each of the cash returns and the products therefor are summed, generates a total amount which is equal to the Holder's initial investment. The rates listed below have been calculated without regard to the imposition of any federal, state or local income taxes and prospective investors are referred to "Certain United States Federal Income Tax Consequences" of this
Prospectus for a discussion of certain United States federal income tax consequences relating to an investment in the TEES. The after-tax consequences to a Holder will depend on such Holder's individual circumstances, and may differ appreciably from the pre-tax consequences to such Holder as shown in the following table, both in absolute and comparative terms. There can be no assurance that the range of appreciation levels, Exchange Prices, Exchange Values and rates of return will be limited by the ranges set forth below or that the Company will not pay any dividends on the Company Common Stock during the term of the Trust. In addition, the table assumes that there will be no dilution or adjustments to the Exchange Amount. The following table is not complete, is general in nature and is qualified in its entirety by more detailed information appearing elsewhere in this Prospectus and in documents which are on file with the Commission.




                                                                          % DIFFER-
                                                                          ENCE IN
                                                                             RATE
                                                                          OF RETURN
                                                                           BETWEEN
                                                                          INVESTMENT
                                                                PRE-TAX   IN TEES
APPRECIATIO                                        PRE-TAX      RATE OF      AND
     N                                             RATE OF    RETURN FOR  INVESTMENT
  COMPANY                                         RETURN ON   INVEST-MENT IN COMPANY
   COMMON                                            TEES         IN        COMMON
   STOCK      EXCHANGE    EXCHANGE    EXCHANGE    INVESTMENT    COMMON    STOCK
  PRICE(1)    PRICE (2)  AMOUNT (3)     VALUE     (4)(5)(6)   STOCK(6)(7) (5)(6)(7)
------------ ----------- ----------- ----------- ------------ ----------- ----------
   -30.0%      $70.00        0.250     $17.50        -9.7%      -16.3%       6.7%
   -20.0%      $80.00        0.250     $20.00        -4.1%      -10.6%       6.4%
   -12.3%      $87.75        0.250     $21.94         0.0%       -6.3%       6.3%
   -10.0%      $90.00        0.250     $22.50         1.1%       -5.1%       6.2%
     0.0%     $100.00        0.250     $25.00         6.1%        0.0%       6.1%
    10.0%     $110.00        0.250     $27.50        10.8%        4.9%       5.9%
    20.0%     $120.00        0.250     $30.00        15.4%        9.5%       5.8%
    30.0%     $130.00        0.250     $32.50        19.7%       14.0%       5.7%
    35.0%     $135.00        0.250     $33.75        21.8%       16.2%       5.7%
    40.0%     $140.00        0.241     $33.75        21.8%       18.3%       3.5%
    48.5%     $148.50        0.227     $33.75        21.8%       21.9%       0.0%
    50.0%     $150.00        0.225     $33.75        21.8%       22.5%      -0.6%
    60.0%     $160.00        0.211     $33.75        21.8%       26.5%      -4.6%
    70.0%     $170.00        0.199     $33.75        21.8%       30.4%      -8.5%
    80.0%     $180.00        0.188     $33.75        21.8%       34.2%     -12.3%
    90.0%     $190.00        0.178     $33.75        21.8%       37.8%     -16.0%

-------------------------

(1)   Represents the increase or decrease in the price of the Company
      Common Stock over the life of the Trust and thereby represents the percentage increase or decrease in the Exchange Price with respect to the Share Acquisition Price.
(2) Assumes a Share Acquisition Price of $100.00 and an Initial Share Ratio of .250.
(3)   Assumes a Cap Price of $135.00 and a Maximum Appreciation Value of
      $33.75.
(4)   Assumes a 5.50% cash distribution from the U.S. Treasury Securities.
(5) Assumes reinvestment of the cash distribution referred to in (3) above by Holder at 5.0% pre-tax.
(6) Assumes that the TEES and the Company Common Stock are purchased on the same date, are held until the maturity date of the TEES, and are sold at such date.
(7) Assumes no cash dividends on the Company Common Stock during the term of the Trust.

THE COMPANY

            The Company Common Stock is listed on the under the symbol
"    ." The Company's fiscal year ends on             . The table below sets
forth the high and low sale prices per share of the Company Common Stock on the for the periods indicated as reported by the National Quotation Bureau.


                                              HIGH        LOW
                                             ------      ------

1997
First Quarter............................... $           $
Second Quarter..............................
Third Quarter...............................
Fourth Quarter..............................

1998
First Quarter............................... $           $
Second Quarter..............................
Third Quarter...............................
Fourth Quarter..............................

1999
First Quarter............................... $           $
Second Quarter..............................
Third Quarter (through             ,1998)...


            The last reported sale price of the Company Common Stock on the
        of            , 1998 was $     per share as reported by the National
Quotation Bureau.  According to the Company's Proxy Statement dated as of
      , 1998, the Company had approximately           stockholders of record.

            The Company has not paid any quarterly cash dividends on the Company Common Stock for the time periods shown above.

            The Company is subject to the information requirements of the Exchange Act. Accordingly, the Company is required to file reports and other information with the Commission. Copies of such material can be inspected and copied at the public reference facilities maintained by the Commission at the address specified under "Additional Information." Reports and other information concerning the Company may also be inspected at the
offices of the         .

            THE COMPANY IS NOT AFFILIATED WITH THE TRUST, THE UNDERWRITERS, THE SPONSOR, OR THE CONTRACTING PARTY, AND WILL NOT RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF THE TEES AND WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE TEES. THIS PROSPECTUS RELATES ONLY TO THE TEES OFFERED HEREBY AND DOES NOT RELATE TO THE COMPANY OR THE COMPANY COMMON STOCK.

THE CONTRACT

            General. Pursuant to the terms of the Contract, the Contracting Party is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number of shares of Company Common Stock equal to the product of the Exchange Amount and the aggregate number of TEES then outstanding.

            Dilution Adjustments. The Exchange Amount Formula is subject to adjustment if the Company shall: (i) pay a stock dividend or make a distribution with respect to the Company Common Stock in shares of such stock; (ii) subdivide or split the outstanding shares of the Company Common Stock into a greater number of shares; (iii) combine the outstanding shares of the Company Common Stock into a smaller number of shares; (iv) issue by reclassification of shares of the Company Common Stock any shares of other common stock of the Company; (v) issue rights or warrants to all holders of the Company Common Stock entitling them to subscribe for or purchase shares of the Company Common Stock at a price per share less than the then current market price of the Company Common Stock (other than rights to purchase the Company Common Stock pursuant to a plan for the reinvestment of dividends or interest); or (vi) pay a dividend or make a distribution to all holders of the Company Common Stock of evidences of its indebtedness or other assets (excluding any stock dividends or distributions referred to in clause (i) above or any dividends other than any Extraordinary Cash Dividends (as defined below)) or issue to all holders of the Company Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (v) above).

            In the case of the events referred to in clauses (i), (ii),
(iii) and (iv) above, the Exchange Amount Formula shall be adjusted so that the Trust will receive on the Business Day immediately preceding the Exchange Date the number of shares of the Company Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto) which the Trust would have owned or been entitled to receive immediately following any event described above had the Contracting Party's obligation under the Contract been satisfied by delivery of the Company Common Stock immediately prior to such event or any record date with respect thereto.

            In the case of the event referred to in clause (v) above, the Exchange Amount Formula shall be adjusted by multiplying the Initial Share Ratio in effect immediately prior to the date of issuance of the rights or warrants referred to in clause (v) above by a fraction, the numerator of which shall be the number of shares of the Company Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of the Company Common Stock so offered for subscription or purchase pursuant to such rights or warrants, less the number of additional shares of the Company Common Stock which the aggregate offering price of the total number of shares of the Company Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the current market price (determined as the average Closing Price per share of the Company Common Stock on the 20 Trading Days immediately prior to the date such rights or warrants are issued, subject to certain adjustments), which shall be determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price, and the denominator of which shall be the number of shares of the Company Common Stock outstanding on the date of issuance of such rights or warrants. To the extent that shares of the Company Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Amount Formula shall be readjusted to the Exchange Amount Formula which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of the Company Common Stock actually delivered.

            In the case of the event referred to in clause (vi) above, the Exchange Amount Formula shall be adjusted by multiplying the Initial Share Ratio in effect on the record date referred to below by a fraction, the numerator of which shall be the market price per share of the Company Common Stock on the record date for the determination of stockholders entitled to receive the dividend or distribution or the rights or warrants referred to in clause (vi) above (such market price being determined as the average Closing Price per share of the Company Common Stock for the 20 Trading Days immediately prior to such record date, subject to certain adjustments), and the denominator of which shall be such market price per share of the Company Common Stock less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one share of the Company Common Stock.

            An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash dividends on the Company Common Stock occurring in such 12-month period (excluding any such dividends occurring in such period for which a prior adjustment to the Exchange Amount Formula was previously made) exceeds on a per share basis 10% of the average of the Closing Prices per share of the Company Common Stock over such 12-month period. All adjustments to the Exchange Amount Formula will be calculated to the nearest 1/10,000th of a share of the Company Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Exchange Amount Formula shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Amount Formula as described above, an adjustment will also be made to the Exchange Price solely to determine which of clauses (a) or (b) of the Exchange Amount Formula will apply on the Exchange Date. The required adjustment to the Exchange Price will be made by multiplying each of the Closing Prices used in determining the Exchange Price by a fraction, the numerator of which shall be the Initial Share Ratio immediately after such adjustment described above, and the denominator of which shall be the Initial Share Ratio immediately before such adjustment described above. Each such adjustment to the Exchange Amount Formula shall be made successively.

            In the event of a statutory merger effected solely for the purpose of changing the state of incorporation of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), the Exchange Amount Formula shall be adjusted so that the Trust will receive on the Business Day immediately preceding the Exchange Date the number of shares of capital stock of the continuing corporation in such statutory merger which the Trust would have owned or been entitled to receive immediately following such statutory merger had the Contracting Party's obligation under the Contract been satisfied by delivery of the Company Common Stock immediately prior to the effective date for such statutory merger.

            The Administrator is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Amount Formula (or if the Administrator is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the adjusted Exchange Amount Formula and the method by which the adjustment to the Exchange Amount Formula was determined, provided that, in respect of any adjustment to the Exchange Price, such notice will only disclose the factor by which each of the Closing Prices used in determining the Exchange Price is so multiplied in order to determine the Exchange Amount on the Exchange Date. Until the Exchange Date, it will not be possible to determine the Exchange Amount.

            No adjustments will be made for certain other events, such as offerings of the Company Common Stock by the Company for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of the Company Common Stock by any stockholder of the Company (including the Contracting Party).

            Reorganization Events Causing a Dissolution of the Trust. In the event of (A) any consolidation or merger of the Company or any Company Successor with or into another entity (other than (x) a consolidation or merger in which the Company is the continuing corporation and in which the Company Common Stock outstanding immediately prior to the consolidation or merger is not exchanged for cash, securities or other property of the Company or another corporation or (y) a statutory merger effected solely for the purpose of changing the state of incorporation of the Company or a Company Successor), (B) any sale, transfer, lease or conveyance to another entity of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another entity (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor (other than any liquidation, dissolution or winding up constituting an Event of Default) (any such event described in clause (A),
(B), (C) or (D), a "Reorganization Event"), the Contracting Party's obligation under the Contract shall be automatically accelerated and the Contracting Party shall be obligated to deliver to the Trust, on the tenth Business Day after the effective date for such Reorganization Event (the "Early Settlement Date"), an amount of cash per TEES equal to: (i) if the Transaction Value (as defined below) is greater than the Maximum Appreciation Value, the Maximum Appreciation Value and (ii) if the Transaction Value is less than or equal to the Maximum Appreciation Value, the Transaction Value. "Transaction Value" means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of the Company Common Stock, (ii) for any property other than cash or securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of the Company Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any securities received in any such Reorganization Event, an amount equal to the average Closing Price per unit of such securities on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Early Settlement Date, multiplied by the number of such securities (subject to adjustment on a basis consistent with the adjustment provisions described above) received for each share of the Company Common Stock; provided, however, if one or more adjustments to the Exchange Amount Formula shall have become effective prior to the effective date for such Reorganization Event, then the Transaction Value determined in accordance with the foregoing shall be adjusted by multiplying such Transaction Value by the Initial Share Ratio immediately before the effective date for such Reorganization Event. Notwithstanding the foregoing, if any Marketable Securities (as defined below) are received by holders of the Company Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, the Contracting Party may at its option deliver a proportional amount of such Marketable Securities. If the Contracting Party elects to deliver Marketable Securities, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities. "Marketable Securities" means any securities listed on a U.S. national securities exchange or reported by NASDAQ.

            IF A REORGANIZATION EVENT OCCURS, THE NET ASSETS OF THE TRUST WILL BE DISTRIBUTED PRO RATA TO THE HOLDERS AND THE TERM OF THE TRUST WILL EXPIRE.

            Collateral Arrangements; Acceleration The Contracting Party's obligation under the Contract will be secured by a security interest in the maximum number of shares of the Company Common Stock subject to the Contract or short-term, direct obligations of the U.S. Government pursuant to a Collateral Agreement and a Securities Account Control Agreement
between the Seller, the Trust and      , as collateral agent and securities
intermediary (the "Collateral Agent"). Unless the Contracting Party is in default in its obligations under the Collateral Agreement, the Contracting Party will be permitted to substitute for any pledged shares of the Company Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth Business Day thereafter, as described below, 200%) of the product of the market price of the Company Common Stock at the time of each valuation times the number of shares of the Company Common Stock for which such obligations are being substituted. The Collateral Agreement will provide that, in the event of a dilution adjustment, the Contracting Party will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of the Company Common Stock subject to the Contract at the time of the dilution adjustment, plus U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 150% of the Contracting Party's Delivery Obligations. The Contracting Party's "Delivery Obligations" shall be the Transaction Value of any consideration other than Marketable Securities received by the Contracting Party in respect of the maximum number of shares subject to the Contract at the time of the dilution adjustment. The number of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contract shall occur. The Contracting Party will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any dilution adjustment. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth Business Day thereafter, as described below, 200%) of the product of the market price per Marketable Security at the time of each valuation times the number of Marketable Securities for which such obligations are being substituted. The Collateral Agent on behalf of the Trust will promptly pay over to the Contracting Party any dividends, interest, principal or other payments received by the Trust, directly or indirectly through the Collateral Agent in respect of any collateral, including any substitute collateral, unless the Contracting Party is in default of its obligations under the Collateral Agreement, or unless the payment of such amount to the Contracting Party would cause the collateral to become insufficient under the Collateral Agreement. The Contracting Party shall have the right to vote any pledged shares of the Company Common Stock or Marketable Securities for so long as such shares are owned by it and pledged under the Collateral Agreement, including after an event of default under the Contract or the Collateral Agreement.

            If the Collateral Agent shall determine that U.S. Government obligations pledged as substitute collateral shall fail to meet the foregoing requirements at any valuation (an "Insufficiency Determination"),
or that the           , has failed to pledge additional collateral required
as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or Marketable Securities subject to the Contract, and such failure shall not be cured by the close of business on the tenth Business Day after such determination, then, unless a Default (as defined below) under the Collateral Agreement shall have occurred and be continuing, the Collateral Agent on behalf of the Trust shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of the Company Common Stock or Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent on behalf of the Trust shall discontinue such sales and purchases if at any time a Collateral Event of Default under the Collateral Agreement shall have occurred and be continuing. A "Collateral Event of Default" under the Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of the Company Common Stock subject to the Contract at such time (or if a dilution adjustment shall have occurred at or prior to such time, failure of the collateral to include the maximum number of any Marketable
Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of the Company Common Stock (or Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of the Company Common Stock (or the then-current market price per Marketable Security, as the case may be) times the difference between (x) the maximum number of shares of the Company Common Stock (or Marketable Securities) subject to the Contract at such time and (y) the number of shares of the Company Common Stock (or Marketable Securities) pledged as collateral at such time; and
(C) at any time after a dilution adjustment in which consideration other than Marketable Securities shall have been delivered, failure of the U.S. Government obligations pledged in respect of the Delivery Obligations to have a market value at such time of at least 105% of the Delivery Obligations, if such failure shall not be cured within ten Business Days after notice thereof is delivered to the Contracting Party.

            The occurrence of a Default under the Collateral Agreement, or the bankruptcy or insolvency of the Contracting Party, will cause an automatic acceleration of the Contracting Party's obligations under the Contract. In any such event, the Contracting Party will become obligated to deliver shares of the Company Common Stock (or, after a dilution adjustment, Marketable Securities) having an aggregate value equal to the "Aggregate Acceleration Value" under the Contract. The Aggregate Acceleration Value will be based on an "Acceleration Value," determined by the Administrator on the basis of quotations from up to four nationally recognized independent investment banking firms (each, an "Independent Dealer"). Each quotation will be for the amount that would be paid to the relevant Independent Dealer in consideration of an agreement between the Trust and such dealer that would have the effect or preserving the Trust's rights to receive Common Stock (or, after a dilution adjustment, the alternative consideration provided under the Contract) under a portion of the Contract that corresponds to an initial number of shares of the Company Common Stocks equal to 1,000. The Administrator will request quotations from four Independent Dealers on or as soon as reasonably practical following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be equal to such quotation. The Aggregate Acceleration Value will be computed by multiplying the Acceleration Value by the quotient obtained by dividing the initial number of shares of the Company Common Stock subject to the Contract by 1,000; except that, if no quotations are provided, the Aggregate Acceleration Value will be (A) the closing price per share of the Company Common Stock on the acceleration date times the number of shares of the Company Common Stock that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date or (B) after a dilution adjustment, the value of the alternative consideration that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date. Upon the occurrence of a Default or the bankruptcy or insolvency of the Contracting Party, the Company Common Stock (or, after a dilution adjustment, Marketable Securities) deliverable for each TEES will be based solely on the Aggregate Acceleration Value described above for the Contract. From time to time, as determined in good faith by the Trustees of the Trust, the Trust may also engage third parties to provide additional valuations.

            Upon any acceleration, the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the Aggregate Acceleration Value in the form of shares of the Company Common Stock then pledged, or cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof (or, after a dilution adjustment, in the form of Marketable Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by the Company Common Stock (or, after a dilution adjustment, cash or Marketable Securities) sufficient to meet the obligations under the Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders the market value of the Company Common Stock required to be delivered thereunder, in the form of any shares of the Company Common Stock then pledged by the Contracting Party plus cash generated from the liquidation of U.S. Government obligations then pledged by the Contracting Party (or, after a dilution adjustment, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).

            Fractional Shares and Units. No fractional share of the Company Common Stock will be delivered to the Trust if at any time the Contracting Party satisfies its obligation under the Contract in whole or in part by delivering shares of the Company Common Stock. In lieu of any fractional share otherwise deliverable in respect of the Contracting Party's obligation under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional share based on the average Closing Price per share of the Company Common Stock on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date. No fractional unit of any Marketable Security will be delivered to the Trust if the Contracting Party elects to deliver Marketable Securities on any Early Settlement Date. In lieu of any fractional unit otherwise deliverable on the Early Settlement Date in respect of the Contracting Party's obligation under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional unit based on the average Closing Price per unit of such Marketable Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Early Settlement Date.

            Description of Contracting Party. The Contracting Party is
          . The Contracting Party is a major investment banking firm which may have investment banking or other relationships with the Company and may from time to time buy or sell the Company Common Stock or other securities of the Company or enter into related derivative or other contracts. The Contracting Party has no obligations in connection with any of these activities to consider the interests of the Holders.

            Purchase Price. The purchase price under the Contract is equal
to $    in the aggregate and is payable to the Contracting Party by the Trust
on or about    , 1998. The portion of the Contract corresponding to one TEES will represent the equivalent of an investment by the Holder in the Company Common Stock on the Closing Date of $25, with the number of shares being determined by reference to the Share Acquisition Price, with the Holder having no right to receive any dividends on such shares prior to the Exchange Date, and with the actual amount of such shares to be delivered by the Contracting Party to the Holder on the Exchange Date will be limited to the Exchange Amount, which as described below may be a lower number than the number of such shares which could have been purchased for $25 on the Closing Date as described above. No other consideration is payable by the Trust to the Contracting Party in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Party.

            The Contract will be valued by the Trust at fair value as determined in good faith at the direction of the Trustees (if necessary, through consultation with accountants, bankers and other specialists). See "Net Asset Value."

THE U.S. TREASURY SECURITIES

            The Trust will purchase and hold a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the cash distributions payable with respect to the TEES. % of the Trust's total initial assets are invested in such U.S. Treasury Securities. In the event that the Contracting Party's obligation under the Contract is accelerated as described under "-- Reorganization Event Causing a Termination of the Trust," or "-- Collateral Agreements; Acceleration," the Administrator will distribute pro rata to the Holders all or a portion of such U.S. Treasury Securities then held in the Trust, together with amounts distributed upon acceleration.

TEMPORARY INVESTMENTS

            To the extent necessary to enable the Paying Agent to make the next succeeding quarterly distribution on the TEES, any moneys deposited with or received by the Trust will be invested by the Paying Agent in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following distribution date on the TEES.

TRUST DISSOLUTION

            The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. The Trust has adopted a fundamental policy that it will not dispose of the Contract prior to the Exchange Date. Under certain circumstances, the Contract may terminate prior to the Exchange Date. In the event that a Reorganization Event or Default shall have occurred, the net assets of the Trust would be distributed pro rata to the Holders and the term of the Trust would expire.

            Written notice of any dissolution shall be sent to Holders specifying the record date for the liquidating distribution to Holders, the amount distributable (including, if applicable, the number of shares of the Company Common Stock or, if a Reorganization Event shall have occurred, the number of units of any Marketable Security) with respect to each TEES and the time of dissolution as determined by the Trustees. Any such notice will be provided by mail, sent to each Holder at such Holder's address as it appears on the register for the TEES, first class, postage prepaid not less than nine days prior to the date on which such distribution is to be made. At or prior to the mailing of such notice, the Administrator shall publish a public announcement in The Wall Street Journal or another daily newspaper of national circulation.

            See "-- The Contract," "-- Reorganization Event Causing Termination of the Trust" and "-- Collateral Arrangements; Acceleration".

FRACTIONAL SHARES AND UNITS

            No fractional shares of the Company Common Stock, or fractional unit of any Marketable Security, will be distributed by the Trust to Holders upon exchange on the Exchange Date or upon early dissolution of the Trust. All fractional shares or units to which Holders would otherwise be entitled will be aggregated and liquidated by the Administrator on the third Business Day prior to the Exchange Date and, in lieu of the fractional share or units to which a Holder would otherwise have been entitled in respect of the total number of TEES held by such Holder, such Holder will receive on the Exchange Date its pro rata portion of the proceeds from such liquidation, which will equal to the product of such fractional share of the Company Common Stock or fractional unit of any Marketable Security, as the case may be, multiplied by the net aggregate proceeds realized by the Trust upon the sale by the Administrator of the aggregate number of fractional shares.

            As described herein, upon dissolution of the Trust prior to the Exchange Date, the Trust will distribute pro rata to the Holders all or a portion of the U.S. Treasury Securities then held by the Trust. The U.S. Treasury Securities will be distributed in authorized denominations only. All fractional amounts of any issue of U.S. Treasury Securities to which Holders would otherwise be entitled upon any acceleration of the Contract will be aggregated and liquidated by the Administrator and, in lieu of the fractional amount of such issue to which a Holder would otherwise be entitled in respect of the total number of TEES held by such Holder, such Holder will receive its pro rata portion of the proceeds from such liquidation.

                            INVESTMENT RESTRICTIONS

            The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the U.S. Treasury Securities, the Contract and the Company Common Stock or other assets received pursuant to the Contract (including Marketable Securities) and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the TEES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury Securities may not be disposed of prior to their respective maturities other than by distribution to the Holders.

            Because of the foregoing limitations, the Trust's investments will be concentrated initially in the industries in which the Company currently operates. However, to the extent that in the future the Company diversifies its operations into one or more other industries, the Trust's investments will be less concentrated in the industries in which it currently operates.


                                RISK FACTORS

NO ACTIVE PORTFOLIO MANAGEMENT

            It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury Securities may not be disposed of (other than by distribution to the Holders) prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the market price of the Company Common Stock or adverse changes in the financial condition of the Company. The Trust will not be managed like a typical closed-end investment company.

ABSENCE OF TRADING HISTORY; MARKETABILITY; POSSIBILITY OF THE TEES TRADING AT A DISCOUNT FROM NET ASSET VALUE

            The TEES have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the TEES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in trading prices of the Company Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Company Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

            The TEES are a new issue of securities and, accordingly, have no established trading market. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the TEES. Application will be made to list the TEES on the AMEX, subject to official notice of issuance. There can be no assurance that, if approved for listing, the TEES will not later be delisted or that trading in the TEES on the AMEX will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the TEES on another national securities exchange or for quotation on another trading market. If the TEES are not listed or traded on any securities exchange or trading market, or if trading of the TEES is suspended, pricing information for the TEES may be more difficult to obtain, and the price and liquidity of the TEES may be adversely affected.

            The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the TEES will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The TEES are not subject to redemption.

DILUTION ADJUSTMENTS

            The number of shares of the Company Common Stock that the Trust will deliver to Holders on the Exchange Date is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies- Dilution Adjustments." Such number of shares of the Company Common Stock to be received by the Holders will not be adjusted for other events, such as offerings of the Company Common Stock for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of the Company Common Stock by any stockholder of the Company.

            The Company is not restricted in connection with the TEES from issuing additional shares of the Company Common Stock during the term of the Trust. In addition, the stockholders of the Company (including the Contracting Party) are not precluded from selling shares of the Company Common Stock, either pursuant to Rule 144 under the Securities Act or by causing the Company to register such shares. None of the Company, the Contracting Party or any stockholder of the Company has any obligation to consider the interests of the Holders for any reason. Additional issuances or sales may materially and adversely affect the price of the Company Common Stock and, because of the relationship of the number of shares of the Company Common Stock to be received to the price of the Company Common Stock, such other events may materially and adversely affect the trading price of the TEES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that stockholders (including the Contracting Party) will not sell any, the Company Common Stock in the future, or as to the amount of any such offerings or sales.

LIMITED TERM

            The term of the Trust will expire on or shortly after the Exchange Date, unless the Trust is dissolved earlier under certain limited circumstances. On or shortly after the Exchange Date, the Trust will distribute the shares of the Company Common Stock and other net assets held by the Trust pro rata to the Holders, and dissolve shortly thereafter. In the event that a Reorganization Event or a Default shall have occurred, the net assets of the Trust would be distributed pro rata to Holders and the term of the Trust would expire.

NON-DIVERSIFIED PORTFOLIO

            The Trust's assets will consist almost entirely of the Contract and the U.S. Treasury Securities. As a result, investments in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

COMPARISON TO OTHER EQUITY SECURITIES; RELATIONSHIP TO THE COMPANY COMMON
STOCK

            The terms of the TEES are similar to those of ordinary equity securities in that the value of the Company Common Stock that a Holder will receive on the Exchange Date is not fixed, but is based on the Exchange Price of the Company Common Stock (see "Investment Objective and Policies --General"). THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF THE VALUE OF A SHARE OF COMPANY COMMON STOCK DURING THE PERIOD IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE TEES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE STATED AMOUNT. IF THE EXCHANGE PRICE OF THE COMPANY COMMON STOCK IS LESS THAN THE SHARE ACQUISITION PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE STATED AMOUNT, IN WHICH CASE AN INVESTMENT IN TEES WILL RESULT IN AN ECONOMIC LOSS AS OF THE EXCHANGE DATE. ACCORDINGLY, A HOLDER ASSUMES THE RISK THAT THE MARKET VALUE OF THE COMPANY COMMON STOCK MAY DECLINE, AND THAT SUCH DECLINE COULD BE SUBSTANTIAL.

            The trading prices of the TEES in the secondary market may be affected by the trading prices of the Company Common Stock in the secondary market and by economic, financial and other factors and market conditions that can affect the capital markets generally. It is impossible to predict whether the price of the Company Common Stock will rise or fall. Trading prices of the Company Common Stock may be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions that can affect the capital markets generally, including the level of, and fluctuations in, the trading prices of stocks generally and sales of substantial amounts of the Company Common Stock in the market subsequent to the Offering or the perception that such sales could occur.

LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES

            The opportunity for equity appreciation afforded by an investment in the TEES is less than the opportunity for equity appreciation afforded by a direct investment in the Company Common Stock because the amount in value receivable by a Holder upon exchange on the Exchange Date will not exceed the Maximum Appreciation Value, which represents an appreciation of % over the Stated Amount. ALTHOUGH HOLDERS WILL REALIZE THE ENTIRE DECLINE IN VALUE IF THE EXCHANGE PRICE IS LESS THAN THE SHARE ACQUISITION PRICE, SUCH DECLINE WILL BE OFFSET BY ANY CASH DISTRIBUTIONS RECEIVED ON THE TEES; PROVIDED, HOWEVER, THAT THE AMOUNT OF SUCH OFFSET WILL BE REDUCED TO THE EXTENT THAT THE COMPANY PAYS DIVIDENDS ON THE COMPANY COMMON STOCK DURING THE TERM OF THE TRUST. ALTHOUGH THE COMPANY DOES NOT CURRENTLY PAY ANY DIVIDENDS, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL NOT PAY DIVIDENDS ON THE COMPANY COMMON STOCK IN THE FUTURE. See "Investment Objective and Policies." Because the price of the Company Common Stock is subject to market fluctuations, the value of the Company Common Stock received by a Holder in exchange for a TEES on the Exchange Date, determined as described herein, may be more or less than the Stated Amount paid for such TEES.

NO STOCKHOLDER RIGHTS

            Holders will not be entitled to any rights with respect to the Company Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) until such time, if any, as the Trust shall have delivered the Company Common Stock to Holders on the Exchange Date or upon early dissolution of the Trust, and unless the applicable record date, if any, for the exercise of such right occurs after such delivery. For example, in the event that an amendment is proposed to the of the Company and the record date for determining the stockholders of record entitled to vote on such amendment occurs prior to such delivery, Holders will not be entitled to vote on such amendment.

            The Contracting Party is not responsible for the determination or calculation of the amount receivable by Holders upon exchange on the Exchange Date or upon early dissolution of the Trust. The Contract among the Trust, the Collateral Agent and the Contracting Party is a commercial transaction and does not create any rights in, or for the benefit of, any third party, including any Holder.

RISK RELATING TO BANKRUPTCY OF CONTRACTING PARTY

            The Trust believes that the Contract would constitute a "securities contract" for purposes of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), performance, termination or liquidation of which may not be subject to the automatic stay provisions of the Bankruptcy Code as well as the provisions voiding the effect of bankruptcy termination clauses, and should not be stayed by an order of a United States bankruptcy court. It is, however, possible that the Contract will be determined not to qualify as a "securities contract" for this purpose, or not to be covered by the exemption from the automatic stay provisions and bankruptcy termination clauses granted to a "securities contract," in which event, if the Contracting Party becomes subject to a case, under the Bankruptcy Code, there could be a delay in settlement of the Contract, including the risk that the Contract may continue to its full term, which would adversely affect the time of exchange or, as a result, the amount received by the Holders in respect of the TEES.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            No statutory, judicial or administrative authority directly addresses the treatment of TEES or instruments similar to TEES for United States federal income tax purposes. Accordingly, prospective investors should consult their tax advisors with respect to the tax consequences to them of the purchase, ownership and disposition of the TEES in light of their particular circumstances. See "Certain United States Federal Income Tax Consequences."


                            DESCRIPTION OF THE TEES

            Each TEES represents a proportionate share of beneficial ownership interest in the assets of the Trust, and a total of 400,000 TEES will be issued in the Offering. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The TEES have no preemptive, redemption or conversion rights. The TEES, when issued and outstanding, will be fully paid and nonassessable.

            Holders are entitled to one vote for each TEES held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trust intends to hold annual meetings as required by the rules of the AMEX. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding TEES, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the TEES or to vote on other matters upon the written request of the record Holders of more than 50% of the TEES (unless substantially the same matter was voted on during the preceding 12 months).

BOOK-ENTRY SYSTEM

            The TEES will be issued in the form of one or more global securities (the "Global Securities") deposited with the Depositary and registered in the name of a nominee of the Depositary.

            The Depositary has advised the Trust and the Underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

            Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective TEES represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

            So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or Holder. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the TEES registered in their names and will not receive or be entitled to receive physical delivery of the TEES in definitive form and will not be considered the owners or Holders thereof.

            Payment of shares of the Company Common Stock or amounts payable or other consideration deliverable on exchange of, and any quarterly distributions on, TEES registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Administrator, the Paying Agent or the Custodian for the TEES will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            The Trust expects that the Depositary, upon receipt of any payment in respect of a Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such participants.

            A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue TEES in definitive registered form in exchange for the Global Security representing such TEES. In addition, the Trust may at any time and in its sole discretion determine not to have any TEES represented by one or more Global Securities and, in such extent, will issue TEES in definitive form in exchange for all of the Global Securities representing the TEES. Further, if the Trust so specifies with respect to the TEES, an owner of a beneficial interest in a Global Security representing TEES may, on terms acceptable to the Trust and the Depositary for such Global Security, receive TEES in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of TEES represented by such Global Security equal in number to that represented by such beneficial interest and to have such TEES registered in its name.

                                   TRUSTEES

            The Trustees of the Trust consist of three individuals, none of whom is an "interested person" of the Trust within the meaning of the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

            The Trustees of the Trust are:


                                                       PRINCIPAL OCCUPATION
      NAME, AGE AND ADDRESS             TITLE         DURING PAST FIVE YEARS
---------------------------------  ----------------  -------------------------

Donald J. Puglisi, 53............  Managing Trustee     Professor of Finance
   Department of Finance                                University of Delaware
   University of Delaware
   Newark, DE  19716

William R. Latham III, 54........      Trustee          Professor of Economics
   Department of Economics                              University of Delaware
   University of Delaware
   Newark, DE  19716

James B. O'Neill, 59.............      Trustee          Professor of Economics
   Center for Economic                                  University of Delaware
   Education & Entrepreneurship
   University of Delaware
   Newark, DE  19716


COMPENSATION OF TRUSTEES

            Each unaffiliated Trustee will be paid by the Trust in respect of its annual fees and anticipated out-of-pocket expenses, a one-time, up-front fee of $7,200. The Trust's Managing Trustee will also receive an additional up-front fee of $2,400 for serving in that capacity. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                            MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION

            The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The Trustees of the Trust will authorize the purchase of the Contract and the U.S. Treasury Securities as directed by the Trust Agreement. It is a fundamental policy of the Trust that the Contract may not be disposed of during the Term Agreement of the Trust and that the U.S. Treasury Securities may not be disposed of (other than by distribution to the Holders) prior to their respective maturities.

            The Trust will pay for all of its anticipated expenses, including, among other things, accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Administrator, the Custodian and the Paying Agent, expenses of registering the TEES under federal and state securities laws, Commission fees, and fees and expenses of Trustees, accounting costs, brokerage costs, mailing and other expenses properly payable by the Trust. See "-- Estimated Expenses."

ADMINISTRATOR

            The day-to-day affairs of the Trust will be managed by
                       , as trust administrator pursuant
to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on TEES as described herein;
(iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Trust, and keep all books and records for the Trust; (v) at the direction of the Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with the settlement of the Contract on the Business Day immediately preceding the Exchange Date).

            The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

            Except for its roles as Administrator, Custodian and Paying Agent of the Trust, and except for its role as Collateral Agent under the
Collateral Agreement,                      has no other affiliation with,
and is not engaged in any other transactions with, the Trust.

            The address of the Administrator is                   .

CUSTODIAN AND COLLATERAL AGENT

            The Trust's custodian is                      pursuant to a
custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. The Custodian will also act as Collateral Agent under the Collateral Agreement and will hold a perfected security interest in the shares of Company Common Stock or other assets consistent with the terms of the Contract pledged thereunder.

PAYING AGENT

            The paying agent, transfer agent and registrar for the TEES is pursuant to a paying agent agreement (the "Paying
Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

            The Trust, to the fullest extent permitted by law, will indemnify each Trustee, the Sponsor, the Administrator, the Paying Agent and the Custodian with respect to any claim, liability, loss which it may incur in acting as Trustee, Sponsor, Administrator, Paying Agent or Custodian, as the case may be, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. Subject to the satisfaction of certain conditions, the Sponsor will reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Paying Agent or the Custodian.

ESTIMATED EXPENSES

            At the closing of the Offering, the Trust will pay to each of the Administrator, the Custodian and the Paying Agent a one-time, up-front fee
in the amount of $               .  In addition, the Trust will pay to the
Administrator at the closing of the Offering an amount, estimated to be
approximately $               , in respect of certain anticipated
ongoing expenses of the Trust over the term of the Trust. The anticipated Trust expenses include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, TEES certificates and Holder reports and stock exchange fees. Organization costs
of the Trust in the amount of $           and approximately $      in respect
of costs associated with the initial registration and public offering of the TEES will be paid by the Sponsor, who will be reimbursed for such amounts by the Trust at the closing of the Offering. In addition, the Trust
will pay a structuring fee of $        to the Sponsor at the closing of the
Offering.

            The amount payable to the Administrator in respect of the anticipated ongoing expenses of the Trust was determined based on expense estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. Any unanticipated expenses not provided for up-front will be paid by the Sponsor.

                                 DISTRIBUTIONS

            The Trust intends to distribute cash to Holders on a quarterly basis at the rate of % of the Stated Amount per annum (which quarterly distribution will equal the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust). The first
distribution, in respect of the period from , 1998 until      , 1998, will be
made on        , 1998 to Holders of record as of        , 1998. Thereafter,
distributions will be made on February 15, May 15, August 15 and November
15 of each year to Holders of record as of each February 1, May 1, August 1 and November 1, respectively.

            The "Stated Amount" means, with respect to each TEES, $25.

            Upon dissolution of the Trust as described in "Investment Objective and Policies -- Trust Dissolution," each Holder will share pro rata in any remaining net assets of the Trust.

                                NET ASSET VALUE

            The net asset value of the TEES will be calculated by the Trust no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of TEES outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The U.S. Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trust. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. The Contract will be valued at the bid price received by the Administrator from an independent broker-dealer firm unaffiliated with the Trust which is in the business of making bids on financial instruments similar to the Contract and with terms comparable thereto.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            The following is a summary of certain of the material United States federal income tax consequences of the purchase, ownership and disposition of TEES and Company Common Stock. Unless otherwise stated, this summary applies only to U.S. Holders who purchase TEES upon original issuance for an amount equal to the initial offering price thereof. The tax treatment of a Holder may vary depending on such Holder's particular situation. This summary does not deal with special classes of Holders such as banks, thrifts, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors, certain U.S. expatriates, or Holders that will hold TEES or Company Common Stock as part of a "synthetic security" or "hedge," as part of a "conversion transaction" or other integrated investment, or as other than a capital asset. This summary does not address the tax consequences to Holders that have a functional currency other than the U.S. dollar or the tax consequences to shareholders, partners or beneficiaries of a Holder. Further, it does not include any description of any alternative minimum tax consequences or the tax laws of any state, local or foreign government that may be applicable.

            This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations (including proposed Treasury regulations) issued thereunder, Internal Revenue Service ("IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a Holder.

            No statutory, administrative or judicial authority directly addresses the treatment of TEES or instruments similar to TEES for United States federal income tax purposes. As a result, no assurance can be given that the IRS will agree with the tax consequences described herein. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE TEES IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN UNITED STATES FEDERAL OR OTHER TAX LAWS.

            As used herein, (A) the term "U.S. Holder" means a beneficial owner of TEES that is, for United Stated federal income tax purposes, (i) a person who is a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust and (B) the term "Non-U.S. Holder" means a beneficial owner of TEES that is not a U.S. Holder.

CLASSIFICATION OF THE TRUST

            In connection with the issuance of the TEES, Skadden, Arps, Slate, Meagher & Flom LLP will render an opinion that, under current law and assuming compliance with the terms of the Trust Agreement, and based on certain facts and assumptions contained in such opinion, the Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes. As such, Holders will be treated for United States federal income tax purposes as owners of a pro rata undivided interest in the Trust's assets, which will consist of the U.S. Treasury Securities and the Contract. Accordingly, each Holder will be required to include in its gross income its pro rata share of the income of the Trust in the manner described below.

TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACT

            As previously discussed, each Holder will be considered the owner of its pro rata portion of the U.S. Treasury Securities and the Contract held by the Trust. The cost to a Holder of its TEES will be allocated among such Holder's pro rata portion of the U.S. Treasury Securities and the Contract (in proportion to the relative fair market values thereof on the date on which the U.S. Holder acquires its TEES) in order to determine the Holder's initial tax basis in the U.S. Holder's pro rata portion of the U.S. Treasury Securities and the Contract. It is
currently anticipated that    % and     % of the net proceeds of the offering
will be used by the Trust to purchase the U.S. Treasury Securities and as payment under the Contract, respectively.

TREATMENT OF THE U.S. TREASURY SECURITIES

            The U.S. Treasury Securities will consist of stripped U.S. Treasury Securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury Security as a bond that was originally issued on the date the Trust acquired the relevant U.S. Treasury Security and that has OID equal to the Holder's pro rata portion of the excess of the amount payable on such U.S. Treasury Security over the value of the U.S. Treasury Security at the time the Trust acquires such U.S. Treasury Security on behalf of Holders. A Holder, whether on the cash or accrual method of tax accounting, will be required to include such OID in income (other than OID on short-term U.S. Treasury Securities, as defined below) over the life of the U.S. Treasury Securities on a constant yield to maturity basis. The amount of such excess will constitute only a portion of the total amounts payable with respect to the U.S. Treasury Securities. Consequently, a portion of each scheduled payment to Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury Securities and will reduce the Holder's adjusted tax basis in its pro rata portion of the U.S. Treasury Securities. A Holder's adjusted tax basis in its pro rata portion of a U.S. Treasury Security will be increased by the amount of OID included in income by the Holder with respect to such U.S. Treasury Security (including any OID accrued on a short-term U.S. Treasury Security, determined as described below).

            In the case of any U.S. Treasury Security with a maturity of one year or less from the date of its issue (a "short-term U.S. Treasury Security"), in general only accrual basis taxpayers will be required to include OID in income as it accrues on a straight-line basis (unless such an accrual basis Holder elects to accrue the OID on a short-term Treasury Security according to the constant-yield-to-maturity method). Cash basis taxpayers generally will include OID on a short-term U.S. Treasury Security in income when received. Such cash-basis taxpayers generally will not be allowed a deduction for interest paid during the taxable year on indebtedness incurred or continued to purchase or carry a short-term U.S. Treasury Security except to the extent such interest expense exceeds the OID accrued but not included in income with respect to such short-term U.S. Treasury Security. Cash basis taxpayers may elect to include OID on a short-term U.S. Treasury Security in income as it accrues, in which case the limitation on the deductibility of interest set forth above will not apply.

            A Holder will be required to recognize capital gain or loss with respect to such Holder's pro rata portion of the U.S. Treasury Securities upon an early dissolution of the Trust in an amount equal to the difference between the amount of cash, if any, received by the Holder in respect of such Holder's pro rata portion of the U.S. Treasury Securities and the Holder's tax basis in its pro rata portion of the U.S. Treasury Securities for which cash is received. Such capital gain or loss would be long-term capital gain or loss if the TEES have been held by the U.S. Holder for more than one year. Such capital gain or loss will be subject to tax in the manner described under "-- Sale of TEES. The receipt by a Holder of its pro rata portion of U.S. Treasury Securities upon dissolution of the Trust will not be a taxable event to the Holder. The Holder's tax basis in such U.S. Treasury Securities will be the same as such Holder's tax basis in such U.S. Treasury Securities immediately prior to the receipt thereof less the portion of such tax basis that is allocable to such Holder's pro rata portion of the U.S. Treasury Securities for which cash is received, and the Holder's holding period for such U.S. Treasury Securities will include the period during which the Holder held the related TEES.

TREATMENT OF THE CONTRACT

            Each Holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date or upon a Default, as having received a pro rata portion of the Company Common Stock delivered to the Trust. On the Exchange Date or upon a "Default", if the Contracting Party delivers the Company Common Stock to the Trust pursuant to the Contract in respect of a Holder's TEES, the Holder generally should not realize any taxable gain or loss upon the receipt of such Company Common Stock. However, a Holder generally should be required to recognize capital gain or loss with respect to any cash received in lieu of fractional shares. The amount of such capital gain or loss recognized by a Holder should be equal to the difference, if any, between the amount of cash received by the Holder and the portion of the Holder's tax basis in the Contract that is allocable to the fractional share. Any such capital gain or loss should be treated as short-term capital gain or loss. Such capital gain or loss will be subject to tax in the manner described under "-- Sale of TEES." A Holder will have an initial tax basis in any Company Common Stock received thereby on the Exchange Date or upon a "Default" in an amount equal to the Holder's tax basis in the Contract less the portion of such tax basis that is allocable to any fractional share (as described above) and will realize taxable gain or loss with respect to any such Company Common Stock received thereby on the Exchange Date or upon a "Default" only upon the subsequent sale or disposition by the Holder of such Company Common Stock. In addition, a Holder's holding period for any Company Common Stock received by such Holder on the Exchange Date or upon a "Default" will begin on the date following the Exchange Date, and will not include the period during which the Holder held the related TEES.


SALE OF TEES

            Upon the sale or other disposition of a TEES prior to the Exchange Date, a Holder generally will be treated as having sold its pro rata portion of the U.S. Treasury Securities and the Contract underlying the related TEES and generally will be required to allocate the total amount realized by such Holder upon such sale or other disposition between the Holder's pro rata portion of the U.S. Treasury Securities and the Contract based upon their relative fair market values (as determined on the date of disposition). A Holder will generally be required to recognize capital gain or loss with respect to each such component (i.e., the Holder's pro rata portion of the U.S. Treasury Securities and the Contract) in an amount equal to the difference, if any, between the amount realized with respect to each such component upon the sale or disposition of the TEES (as determined in the manner described above) and the Holder's adjusted tax basis in each such component. Such gain or loss will generally be capital gain or loss (except to the extent the Holder is treated as receiving an amount with respect to accrued but unpaid interest on the U.S. Treasury Securities that such Holder has not included in gross income previously, which amount will be treated as ordinary income) and will generally be treated as long-term capital gain or loss if the Holder has held the TEES for more than one year at the time of disposition. Under recently adopted amendments to the Code, capital gain recognized by an individual investor upon a disposition of a capital asset that has been held for more than one year immediately prior to such disposition will generally be subject to a maximum federal income tax rate of 20% or, in the case of a capital asset that has been held for one year or less immediately prior to such disposition (short-term capital gain), will be subject to tax at ordinary federal income tax rates. Corporate Holders will generally be taxed on capital gains (short-term and long-term) at a maximum federal income tax rate of 35%. The deductibility of capital losses is subject to limitations.

TREATMENT OF TRUST EXPENSES

            An individual Holder who itemizes deductions should be able to amortize and deduct over the term of the Trust (subject to any applicable limitation such as Section 67(a) of the Code) its pro rata portion of the one-time, up-front fees paid to the Administrator, the Custodian and the Paying Agent, and should be able to deduct (subject to any applicable limitations such as those in Section 67(a) of the Code) its pro rata portion of the other expenses described under "Management Arrangements -- Estimated Expenses" incurred by the Trust resulting from its ongoing operations (including the fees payable to the Trustees) as such expenses are incurred. A Holder's pro rata portion of the expenses directly incurred by a Holder in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the Holder of the TEES. However, there can be no assurance that the IRS will not take a contrary view. If the IRS were to prevail in treating such expenses as excludible from a Holder's cost of the TEES, such expenses would not be includable in the basis of the assets of the Trust and should instead, subject to the limitations provided for under Section 67(a) of the Code, be amortizable and deductible over the term of the Trust. In general, Section 67(a) of the Code provides that an individual may only deduct miscellaneous itemized deductions for a particular taxable year to the extent that the aggregate amount of the individual's miscellaneous itemized deductions for such taxable year exceed two percent of the individual's adjusted gross income for such taxable year (the miscellaneous itemized deductions and other itemized deductions allowable to high-income individuals, however, are generally subject to further limitations under Section 68 of the Code).

POSSIBLE ALTERNATIVE CHARACTERIZATIONS OF THE CONTRACT

            Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, believes the Contract should be treated for United States federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of the Company Common Stock. The IRS could conceivably take the view that the Contract should be treated as a loan to the Contracting Party in exchange for a contingent debt obligation of the Contracting Party. If the IRS were to prevail in making such an assertion, a Holder would be required to include OID in income over the term of the TEES based on the excess of the anticipated value of the Company Common Stock to be received in respect of the Contract over the amount paid for the Contract. In addition, a Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Company Common Stock received on the Exchange Date (or the proceeds from prior disposition of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The IRS could also conceivably take the view that a Holder should simply include in income as interest the amount of cash actually received each year in respect of the TEES.

DELIVERY OF CASH AND MARKETABLE SECURITIES

            If as a result of a Reorganization Event, cash, Marketable Securities or a combination thereof is delivered pursuant to the Contract, a Holder should recognize capital gain or loss upon receipt in an amount equal to the difference between the amount of cash received, if any, and such Holder's tax basis in its pro rata portion of the Contract allocable to any Company Common Stock for which cash was received. Such capital gain or loss will be long-term capital gain or loss if the Holder has held the TEES for more than one year immediately prior to the receipt of such cash. Such capital gain or loss will be subject to tax in the manner described under "-Sale of TEES." A Holder's tax basis in any Marketable Securities received should equal its tax basis in its pro rata portion of the Contract less the portion of such tax basis allocable to any Company Common Stock for which cash was received. A Holder's holding period for the Marketable Securities will begin on the date following the date such Marketable Securities are acquired by the Trust.

NON-U.S. HOLDERS

            Subject to the discussion below concerning income that is effectively connected with a trade or business conducted by a Non-U.S. Holder in the United States, payments of interest (including OID) made with respect to the U.S. Treasury Securities will not be subject to United States withholding tax, provided that such Non-U.S. Holder complies with applicable certification requirements. In general, for a Non-U.S. Holder to qualify for this exemption from taxation, the last United States payor in the chain of payment prior to payment to a Non-U.S. Holder (the "Withholding Agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that (i) is signed by the beneficial owner of the U.S. Treasury Securities under penalties of perjury, (ii) certifies that such owner is not a U.S. Holder and (iii) provides the name and address of the beneficial owner. The statement may be made on an IRS Form W-8 or a substantially similar form, and the beneficial owner must inform the Withholding Agent of any change in the information on the statement within 30 days of such change. If TEES is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the Withholding Agent. However, in such case, the signed statement must be accompanied by a copy of the IRS Form W-8 or the substitute form provided by the beneficial owner to the organization or institution.

            Any capital gain realized in respect of TEES by a Non-U.S. Holder will generally not be subject to United States federal income tax if
(i) such gain is not effectively connected with a United States trade or business of such non-U.S. Holder, (ii) in the case of an individual non-U.S. Holder, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, or the gain is not attributable to a fixed place of business maintained by such individual in the United States and such individual does not have a "tax home" (as defined for United States federal income tax purposes) in the United States and (iii) the Non-U.S. Holder is not subject to tax pursuant to provisions of the United States federal income tax law applicable to certain United States expatriates.

            If any interest or gain realized by a non-U.S. Holder is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States, such interest or gain will be subject to United States federal income tax on net income that applies to United States persons generally. In addition, in such event, if such Non-U.S. Holder is a foreign corporation, such interest or gain may be included in the earnings and profits of such Non-U.S. Holder in determining such Non-U.S. Holder's United States branch profits tax liability.

BACKUP WITHHOLDING AND INFORMATION REPORTING

            A beneficial owner of TEES may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the beneficial owner unless such beneficial owner provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules.

            Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States federal income tax provided the required information is furnished to the IRS.

NEW WITHHOLDING REGULATIONS

            On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their tax advisors concerning the New Regulations.

POSSIBLE LEGISLATION

            A bill recently introduced in Congress by a member of the House of Representatives (H.R. 3170) would treat some or all of the net long-term capital gain arising from "constructive ownership" transactions involving certain derivative financial instruments as short-term capital gain, and would impose an interest charge on such short-term capital gain. The bill is proposed to be effective with respect to gain recognized after the date the legislation is enacted into law, without regard to when the constructive ownership transaction was entered into. It is not clear whether, if enacted in its current form, the legislation would apply to the TEES (and, even if the legislation in its current form were extended to cover the TEES, whether the legislation would have a material effect on the
TEES). It is not presently possible to predict whether legislation addressing constructive ownership transactions will be enacted or what form such legislation might take (including with respect to effective dates).

                                 UNDERWRITING

            Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement"), the Trust has agreed to sell to each of the underwriters named below (the "Underwriters"), and each of the Underwriters has severally agreed to purchase, the aggregate number of TEES set forth opposite its name below:


                                                           NUMBER OF
                      UNDERWRITER                            TEES
                      -----------                         -----------

Sutro & Co. Incorporated................................


                     Total..............................       400,000
                                                               =======


            The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters will be obligated to purchase all of the TEES offered hereby if any of such TEES are purchased. In the event of a failure to close, any funds debited from any investor's account maintained with an Underwriter will be credited to such account and any funds received by such Underwriter by check or money order from any investor will be returned to such investor by check.

            The Underwriters have advised the Trust that they propose to offer the TEES to the public initially at the public offering price set forth on the cover page of this Prospectus and to certain dealers at such price less a concession not in excess of $ per TEES. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $ per TEES to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of $ per TEES is equal to % of the initial public offering price. In addition, the Trust will pay the Sponsor a structuring fee of $ , which will be payable in its entirety from the proceeds of the Offering. Investors must pay for any TEES purchased in the initial public offering on or before , 1998.

            The Underwriters do not intend to confirm sales of TEES offered hereby to any accounts over which they exercise discretionary authority.

            Prior to the Offering, there has been no public market for the TEES. Application will be made to list the TEES on the AMEX, subject to official notice of issuance. In connection with the listing, the Underwriters will undertake that sales of TEES will meet the AMEX minimum distribution standards.

            The Trust has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect thereof.

            Until the distribution of the TEES is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the TEES or shares of Company Common Stock. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the TEES or the Company Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the TEES or the Company Common Stock.

            If the Underwriters create a short position in the TEES in connection with the Offering, i.e., if they sell more TEES than are set forth on the cover page of this Prospectus, the Underwriters may reduce that short position by purchasing TEES in the open market.

            In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

            Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the TEES or the Company Common Stock. In addition, neither the Trust nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

                                 LEGAL MATTERS

            Certain legal matters will be passed upon for the Trust and the Underwriters by their counsel, Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

                                    EXPERTS

            The statement of assets, liabilities and capital included in this Prospectus has been audited by
                                               , independent auditors, as
stated in their opinion appearing herein, and has been included in reliance upon such opinion given on the authority of said firm as experts in auditing and accounting.

                            ADDITIONAL INFORMATION

            The Trust has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2 under the Securities Act with respect to the TEES offered hereby. Further information concerning the TEES and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Trust, that file electronically with the Commission.

                         INDEPENDENT AUDITORS' REPORT

            To the Board of Trustees and Shareholder of The 1998-1 TEES
Trust:

            We have audited the accompanying statement of assets,
liabilities and capital of The 1998-1 TEES Trust as of        , 1998. This
financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

            We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

            In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of The
1998-1 TEES Trust, as of        , 1998 in conformity with generally accepted
accounting principles.


                                  TEES TRUST

                                  THE 1998-1

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                                                 , 1998



                              ASSETS
Cash..............................................................$ 100,000
                                                                  ----------

            Total Assets..........................................$ 100,000
                                                                  ==========

                           LIABILITIES
Total Liabilities.................................................$
                                                                  ==========

NET ASSETS........................................................$ 100,000
                                                                  ==========

CAPITAL TEES, par value $.10 per TEES (Note 3)....................$ 100,000
                                                                  ==========

-------------

(1) The Trust was created as a Delaware business trust on August 26, 1998 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the organization of the Trust and ongoing administrative expenses will be paid by the Sponsor.

(2) Offering expenses will be payable upon completion of the Offering and will be paid by the Trust.

(3)   On           , 1998, the Trust issued one TEES to              in
      consideration for a purchase price of $100,000 each,
      equaling $             in the aggregate.


            The Trust Agreement provides that prior to the Offering, the Trust will split the outstanding TEES to be effected on the date that the price and underwriting discount of the TEES being offered to the public are determined, but prior to the sale of the TEES to the Underwriters. The outstanding TEES will be split into the smallest whole number of TEES that would result in the per TEES amount recorded as capital, after effecting the split, not exceeding the public offering price per TEES.


                        INDEX OF TERMS FOR PROSPECTUS

            Set forth below is a list of defined terms appearing in the Prospectus and the page numbers on which such terms are defined.

Acceleration Value..........................................................18
Act         ..............................................................II-2
Administrator................................................................8
Aggregate Acceleration Value................................................18
AMEX        .................................................................3
Business Day................................................................11
Cap Price   .................................................................3
Closing Price...............................................................11
Code        ................................................................29
Collateral Agent............................................................17
Collateral Event of Default.................................................18
Commission  .................................................................5
Company     .................................................................3
Company Common Stock.........................................................3
Company Successor...........................................................16
contract    .................................................................3
Contracting Stockholder......................................................3
Custodian   .................................................................8
Custodian Agreement.........................................................27
Delivery Obligations........................................................18
Early Settlement Date.......................................................17
Exchange Act.................................................................5
Exchange Amount.......................................................3, 6, 11
Exchange Amount Formula...................................................3, 6
Exchange Date.............................................................3, 5
Exchange Price........................................................3, 6, 11
Exchange Value............................................................3, 6
Extraordinary Cash Dividend.................................................16
Global Securities...........................................................25
Holders     .................................................................3
Independent Dealer..........................................................18
Initial Share Ratio.......................................................3, 6
Insufficiency Determination.................................................18
Investment Company Act.......................................................5
IRS         ................................................................29
Marketable Securities.......................................................17
Maximum Appreciation Value...................................................3
NASDAQ      ................................................................11
New Regulations.............................................................33
Non-U.S. Holder.............................................................29
Offering    .................................................................5
OID         .................................................................8
participants................................................................25
Paying Agent.................................................................8
Paying Agent Agreement......................................................28
ReOrganization Event........................................................17
Securities Act...............................................................7
Share Acquisition Price......................................................3
short-term U.S. Treasury Security...........................................30
Stated Amount............................................................3, 28
TEES        .................................................................3
Trading Day ................................................................11
Transaction Value...........................................................17
Trust       ..............................................................3, 5
Trust Agreement.............................................................10
Trust Assets.............................................................6, 12
U.S. Holder ................................................................29
U.S. Treasury Securities.....................................................3
Underwriters................................................................34
Underwriting  Agreement.....................................................34
Withholding Agent...........................................................33




====================================


      NO DEALER, SALESPERSON OR              UNTIL      , 1998 (25 DAYS AFTER
OTHER INDIVIDUAL HAS BEEN               THE COMMENCEMENT OF THE OFFERING), ALL
AUTHORIZED TO GIVE ANY INFORMATION      DEALERS EFFECTING TRANSACTIONS IN THE
OR TO MAKE ANY REPRESENTATIONS          TEES, WHETHER OR NOT PARTICIPATING IN
OTHER THAN THOSE CONTAINED IN THIS      THIS DISTRIBUTION, MAY BE REQUIRED TO
PROSPECTUS IN CONNECTION WITH THE       DELIVER A PROSPECTUS. THIS DELIVERY
OFFERING DESCRIBED HEREIN AND, IF       REQUIREMENT IS IN ADDITION TO THE
GIVEN OR MADE, SUCH INFORMATION OR      OBLIGATION OF DEALERS TO DELIVER A
REPRESENTATIONS MUST NOT BE RELIED      PROSPECTUS WHEN ACTING AS UNDERWRITERS
UPON AS HAVING BEEN AUTHORIZED BY       AND WITH RESPECT TO THEIR UNSOLD
THE TRUST OR THE UNDERWRITERS. THIS     ALLOTMENTS OR SUBSCRIPTIONS.
PROSPECTUS DOES NOT CONSTITUTE AN       ======================================
OFFER TO SELL, OR A SOLICITATION OF
AN OFFER TO BUY, ANY SECURITIES
OTHER THAN THOSE SPECIFICALLY
OFFERED HEREBY, OR OF ANY
SECURITIES OFFERED HEREBY, IN ANY
JURISDICTION TO ANY PERSON TO WHOM
IT IS UNLAWFUL TO MAKE AN OFFER OR
SOLICITATION IN SUCH JURISDICTION.
NEITHER THE DELIVERY OF THIS
PROSPECTUS NOR ANY SALE MADE
HEREUNDER SHALL, UNDER ANY
CIRCUMSTANCES, CREATE ANY
IMPLICATION THAT THERE HAS BEEN NO
CHANGE IN THE FACTS SET FORTH IN
THIS PROSPECTUS OR IN THE AFFAIRS
OF THE TRUST SINCE THE DATE HEREOF
OR SINCE THE DATES AS OF WHICH
INFORMATION IS SET FORTH HEREIN. IN
THE EVENT THAT ANY SUCH CHANGE
SHALL OCCUR DURING THE PERIOD IN
WHICH APPLICABLE LAW REQUIRES
DELIVERY OF THIS PROSPECTUS, THIS
PROSPECTUS WILL BE AMENDED OR
SUPPLEMENTED ACCORDINGLY.

          ---------------


         TABLE OF CONTENTS

                                        PAGE

PROSPECTUS SUMMARY........................5
FEE TABLE.................................9
THE TRUST................................10
USE OF PROCEEDS..........................10
INVESTMENT OBJECTIVE AND POLICIES........10
INVESTMENT RESTRICTIONS..................21
RISK FACTORS.............................22
DESCRIPTION OF THE TEES..................25
TRUSTEES.................................26
MANAGEMENT ARRANGEMENTS..................27
DISTRIBUTIONS............................28
NET ASSET VALUE..........................29
CERTAIN UNITED STATES FEDERAL INCOME
TAX CONSEQUENCES.........................29
UNDERWRITING.............................34
LEGAL MATTERS............................35
EXPERTS..................................35
ADDITIONAL INFORMATION...................35
INDEPENDENT AUDITORS' REPORT.............36
STATEMENT OF ASSETS, LIABILITIES
 AND CAPITAL.............................37
INDEX OF TERMS FOR PROSPECTUS............38



        ---------------




                                   THE 1998-1

                                   TEES TRUST


                                400,000 TEES(SM)


                                EXCHANGEABLE FOR


                            SHARES OF COMMON STOCK OF


                                       ( )








                                 ---------------


                                   PROSPECTUS

                                 ---------------








                            SUTRO & CO. INCORPORATED






                                     , 1998









                        (SM) SERVICE MARK OF SUTRO & CO.
                                  INCORPORATED




                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)   Financial Statements

      **Part A - Report of Independent Accountants. Statement of Assets and Liabilities.

      Part B - None.

(b)   Exhibits:

      *2.a.(i)       Trust Agreement

      *2.a.(ii)      Certificate of Trust

      **2.a.(iii)    Form of Amended and Restated Trust Agreement

      **2.d Form of Specimen Certificate of Trust Equity Enhanced Security (included in Exhibit 2.a.(iii))

      **2.h          Form of Underwriting Agreement

      **2.j          Form of Custodian Agreement

      **2.k.(i)      Form of Administration Agreement

      **2.k.(ii)     Form of Paying Agent Agreement

      **2.k.(iii)    Form of Forward Purchase Contract

      **2.k.(iv)     Form of Collateral Agreement

      **2.k.(v)      Form of Fund Expense Agreement

      **2.k.(vi)     Form of Fund Indemnity Agreement

      **2.l          Opinion and Consent of Counsel to the Trust

      **2.n.(i)      Tax Opinion of Counsel to the Trust (Consent contained in
                     Exhibit 2.n.(i))

      **2.n.(iii)    Consent of Independent Public Accountants

      **2.p          Form of Subscription Agreement

-----------------

      *   Filed herewith
      **  To be filed by Amendment


Item 25.     Marketing Arrangements

      See the form of Underwriting Agreement to be filed as Exhibit 2.h to this Registration Statement.


Item 26.     Other Expenses of Issuance and Distribution

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

      Registration fees...........................................   $2,950

      Exchange listing fee........................................      *

      Printing (other than certificates)..........................      *

      Engraving and printing certificates.........................      *

      Fees and expenses of qualification under
        state securities laws (excluding fees
        of counsel)...............................................      *

      Accounting fees and expenses................................      *

      Legal fees and expenses.....................................      *

      NASD fee....................................................      *

      Miscellaneous...............................................      *

            Total.................................................   $

----------

      *     To be furnished by amendment.


Item 27.    Person Controlled by or under Common Control with Registrant

      Prior to August 26, 1998 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscription Agreement for
TEES with                                  and an Underwriting Agreement with
respect to 400,000 TEES with the Underwriters.


Item 28.    Number of Holders of TEES

                                                        Number of
Title of class                                        Record Holders

Trust Equity Enhanced Securities                      0


Item 29.    Indemnification

      The Underwriting Agreement, filed as Exhibit 2.h to this Registration Statement, provides for indemnification to the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

      Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.    Business and Other Connections of Investment Adviser

                  Not Applicable


Item 31.    Location of Accounts and Records

      The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715 and at the offices of , the Registrant's Administrator, Custodian, Paying Agent, Transfer Agent and Registrar.


Item 32.    Management Services

                  Not Applicable


Item 33.    Undertakings

      (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th of September, 1998.


                                        THE 1998-1 TEES TRUST


                                        By:  /s/Donald J. Puglisi
                                             ______________________________
                                             Donald J. Puglisi as Trustee


                                        By:  /s/William R. Latham III
                                             _______________________________
                                             William R. Latham III as Trustee


                                        By:   /s/James B. O'Neill
                                              ______________________________
                                              James B. O'Neill as Trustee



        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name                               Title                       Date

 /s/Donald J. Puglisi         President, Vice              September 18, 1998
_______________________       President/Secretary,
Donald J. Puglisi             and Treasurer



                                  EXHIBIT INDEX

                                                                Sequential
         Exhibit                                                   Page
         Number                     Description                   Number

      *2.a.(i)                Trust Agreement

      *2.a.(ii)               Certificate of Trust

      **2.a.(iii)             Form of Amended and
                              Restated Trust Agreement

      **2.d                   Form of Specimen
                              Certificate of Trust
                              Equity Enhanced Security
                              (included in Exhibit
                              2.a.(iii))

      **2.h                   Form of Underwriting
                              Agreement

      **2.j                   Form of Custodian
                              Agreement

      **2.k.(i)               Form of Administration
                              Agreement

      **2.k.(ii)              Form of Paying Agent
                              Agreement

      **2.k.(iii)             Form of Forward Purchase Contract

      **2.k.(iv)              Form of Collateral Agreement

      **2.k.(v)               Form of Fund Expense Agreement

      **2.k.(vi)              Form of Fund Indemnity Agreement

      **2.l                   Opinion and Consent
                              of Counsel to the Trust

      **2.n.(i)               Tax Opinion of Counsel
                              to the Trust (Consent contained
                              in Exhibit 2.n.i)

      **2.n.(iii)             Consent of Independent
                              Public Accountants

      **2.p                   Form of Subscription Agreement

-----------------

      *   Filed herewith
      **  To be filed by Amendment